10/46973465_30 1 BRITISH AMERICAN TOBACCO P.L.C. RULES of the BRITISH AMERICAN TOBACCO 2016 LONG TERM INCENTIVE PLAN Adopted pursuant to shareholders' approval obtained on 27 April 2016 and amended by the Board on 10 December 2018 and amended by the Board on 3 June 2019 and amended by the Board on 25 February 2020 and amended by the Board on 19 February 2021 and amended by the Board on 8 February 2022 and amended by the Board on 20 March 2023 Herbert Smith Freehills LLP HSF Ref: 30889176 EXHIBIT 4.2 British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 1 CONTENTS Clause Heading Page 1. INTERPRETATION AND CONSTRUCTION ................................................................. 3 2. PLAN LIMITS .................................................................................................................. 5 3. AWARDS ........................................................................................................................ 6 4. AWARDS ARE NON-TRANSFERABLE ........................................................................ 8 5. PERFORMANCE CONDITION ...................................................................................... 8 6. ADDITIONAL TERMS SPECIFIC TO FORFEITABLE SHARE AWARDS .................... 8 7. VESTING ........................................................................................................................ 9 8. CESSATION OF OFFICE OR EMPLOYMENT ............................................................ 10 9. CORPORATE ACTIONS .............................................................................................. 12 10. OPTIONS ..................................................................................................................... 14 11. DIVIDEND EQUIVALENT ............................................................................................ 15 12. CASH ALTERNATIVE – OPTIONS AND CONDITIONAL AWARDS .......................... 15 13. TAX LIABILITY ............................................................................................................. 16 14. VESTED SHARE ACCOUNTS .................................................................................... 16 15. CLAW-BACK ................................................................................................................ 17 16. VARIATION OF CAPITAL ............................................................................................ 18 17. ADMINISTRATION ....................................................................................................... 18 18. AMENDMENTS ............................................................................................................ 19 19. DATA PROTECTION ................................................................................................... 19 20. GENERAL .................................................................................................................... 20 APPENDIX 1 : OPERATION OF CLAW-BACK ................................................................................ 22 APPENDIX 2 : AWARDS GRANTED TO U.S. TAXPAYERS .......................................................... 24 1. INTERPRETATION ...................................................................................................... 24 2. APPLICATION .............................................................................................................. 24 3. PERFORMANCE AND SERVICE CONDITION ........................................................... 24 4. APPLICATION OF PARAGRAPH 5 AND 6 ................................................................. 25 5. AWARDS (I) WHERE THE “WAIT AND SEE” APPROACH SHALL APPLY (INCLUDING ALL AWARDS SUBJECT TO AN EXTENDED VESTING PERIOD), (II) DESCRIBED IN PARAGRAPHS 3.1 AND 3.2 OF ADDENDUM I TO THE PLAN OR (III) THAT OTHERWISE ARE NOT EXEMPT FROM CODE § 409A AS A SHORT-TERM DEFERRAL ............................ 25 6. AWARDS WITHOUT AN EXTENDED VESTING PERIOD AND WHERE THE “WAIT AND SEE” APPROACH DOES NOT APPLY AND THAT ARE OTHERWISE EXEMPT FROM CODE § 409A AS A SHORT-TERM DEFERRAL .................................................................................................................. 26 7. DIVIDEND EQUIVALENTS .......................................................................................... 26 8. CASH ALTERNATIVE .................................................................................................. 26 9. CODE § 409A EXEMPTION AND COMPLIANCE ....................................................... 27 10. COOPERATION ........................................................................................................... 27

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 2 11. SETTLEMENT .............................................................................................................. 27 ADDENDUM I: AWARDS GRANTED TO RAI PARTICIPANTS (PRIOR TO 2020) ........................ 28 1. APPLICATION .............................................................................................................. 28 2. MODIFICATION ........................................................................................................... 28 3. TERMS ......................................................................................................................... 28 4. SETTLEMENT .............................................................................................................. 28 ADDENDUM II: AWARDS GRANTED TO RAI PARTICIPANTS (FROM 2020) .............................. 29 1. APPLICATION .............................................................................................................. 29 2. MODIFICATION ........................................................................................................... 29 3. TERMS ......................................................................................................................... 29 4. SETTLEMENT .............................................................................................................. 29 SCHEDULE 1 : PERFORMANCE CONDITIONS............................................................................. 30 British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 3 RULES OF THE BRITISH AMERICAN TOBACCO P.L.C. LONG TERM INCENTIVE PLAN 1. INTERPRETATION AND CONSTRUCTION 1.1 For the purposes of the Plan, the following terms shall have the meaning indicated below unless the context clearly indicates otherwise: "Award" means one of a Conditional Award, a Forfeitable Share Award or an Option; "Board" means the board of directors of the Company or a committee duly authorised by the board of directors or, following any Corporate Action, the Board or duly authorised committee as constituted immediately prior to the Corporate Action; "Claw-back" means a recovery of value by the Company from a Participant in accordance with the provisions of Rule 15 (Claw-back) and Appendix 1 (Operation of Claw-back); "Company" means British American Tobacco p.l.c. (registered in England and Wales under No. 3407696); "Conditional Award" means a right to receive a transfer of Shares following vesting of the Award; "Control" has the meaning given by Section 995 of the Income Tax Act 2007; "Corporate Action" means any of the events referred to in: (A) Rules 9.1 to 9.5 (but excluding a Reorganisation as defined in Rule 9.8); or (B) if the Board determines that Awards will vest pursuant to such Rule, Rule 9.6; "Cross-Border Merger" means a merger pursuant to the implementation in any relevant jurisdiction of Directive 2005/56/EC (on cross-border mergers of limited liability companies); "Dealing Day" means any day on which the London Stock Exchange is open for trading; "Dealing Restriction" means any restriction on the dealing in shares, whether direct or indirect, pursuant to any law, regulation, code or enactment in England and Wales and/or the jurisdiction in which the Participant is resident, or any share dealing code of the Company; "Eligible Employee" means an employee (including an executive director) of any Group Company; "Employees' Share Scheme" has the meaning given by Section 1166 of the Companies Act 2006; "Financial Year" means the financial year of the Company within the meaning of Section 390 of the Companies Act 2006; "Forfeitable Share Award" means a beneficial interest in Shares, legal title to which is held by the Nominee subject to the restrictions set out in Rule 6 (Additional terms applicable to Forfeitable Share Awards) until, and which shall be transferred to the Participant following, the vesting of the Award; "Grant Date" means the date on which a Conditional Award or Option is granted, or the date on which the Board determines that a Forfeitable Share Award shall be granted; "Group" means the Company and any company which from time to time is a subsidiary of the Company, within the meaning of section 1159 of the Companies Act 2006 (each a "Group Company"); "Market Value" means, in relation to a Share on any day, the mid-closing price of a Share on such day (as derived from the Daily Official List of the London Stock Exchange); "Nominee" means any person appointed by the Company from time to time to hold legal title to the Shares subject to a Forfeitable Share Award on behalf of the Participant in accordance with these Rules (which may be the trustee of a Trust acting as a nominee);

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 4 "Normal Vesting Date" means: (A) subject to (B): (i) where the Board determines that an extended vesting period shall apply, the fifth anniversary of the Grant Date, or otherwise, (ii) the third anniversary of the Grant Date or any later date determined by the Board; or (B) in respect of an Award granted in respect of the recruitment of an Eligible Employee, any other date (which may be prior to the third anniversary of the Grant Date) as determined by the Board prior to the Grant Date; "Option" means a right to acquire Shares, which may be exercised by the Participant following the vesting of the Award during any period permitted for exercise; "Option Price" shall be nil, or such other amount as the Board may determine (provided that the Board may reduce or waive such amount at any time); "Participant" means an Eligible Employee who has received an Award to the extent it has not been released and has not lapsed (or, following his death, his Personal Representatives); "Performance Condition" means the performance condition to which an Award is subject, which may consist of one or more performance elements, being as set out in a Schedule to the Plan (as substituted or amended by the Board from time to time); "Performance Period" means the period of three Financial Years beginning with the Financial Year in which the Grant Date falls, or such other period as is determined by the Board prior to the Grant Date in accordance with Rule 5; "Personal Representatives" means, following his death, the Participant's personal representatives, or a person fulfilling a similar function in any jurisdiction; "Plan" means this British American Tobacco 2016 Long Term Incentive Plan, as amended from time to time; "Quarter Day" means 31 March, 30 June, 30 September or 31 December; "Rule" means a rule of this Plan; "Share" means a fully paid ordinary share in the capital of the Company; "Treasury Shares" means Shares to which Sections 724 to 732 of the Companies Act 2006 apply; "Trust" means any employee benefit trust from time to time established by the Company; "U.S. Taxpayer" has the meaning given in Rule 3.11 (U.S. Taxpayers); and "vesting" means: (A) Shares subject to a Conditional Award becoming due to be transferred to the Participant; (B) Shares subject to a Forfeitable Share Award ceasing to be subject to the restrictions set out in Rule 6 (Additional terms applicable to Forfeitable Share Awards), and legal title to such Shares becoming due to be transferred to the Participant; or (C) an Option becoming exercisable, (and "vest" shall be construed accordingly). 1.2 In this Plan unless the context requires otherwise: 1.2.1 the headings are inserted for convenience only and do not affect the interpretation of any Rule; 1.2.2 a reference to a statute or statutory provision includes a reference: British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 5 (A) to that statute or statutory provision as from time to time consolidated, modified, re-enacted or replaced by any statute or statutory provision; (B) to any repealed statute or statutory provision which it re-enacts (with or without modification); and (C) to any subordinate legislation made under it; 1.2.3 words in the singular include the plural, and vice versa; 1.2.4 a reference to the masculine shall be treated as a reference to the feminine and vice versa; 1.2.5 a reference to a person shall include a reference to a body corporate; and 1.2.6 a reference to writing or written form shall include any legible format capable of being reproduced on paper, irrespective of the medium used. 1.3 In this Plan: 1.3.1 a reference to the "transfer of Shares" (or similar) shall include both the issue and allotment of Shares and the transfer of Treasury Shares; and 1.3.2 a provision obliging, or permitting, any company to do any thing shall be read as obliging, or permitting, such company to do that thing, or procure that thing to be done; and 1.3.3 the use of the word "including" shall mean including without limitation and without prejudice to the generality of the foregoing. 2. PLAN LIMITS 2.1 Pursuant to the Plan: 2.1.1 subject to Rule 2.2, the Board may not grant a Conditional Award or Option; and 2.1.2 Shares may not be issued for the purpose of a Forfeitable Share Award, if the number of Shares subject to such proposed Award (the "Relevant Shares") would cause either of the limits in Rules 2.3 or 2.4 to be breached. 2.2 Rule 2.1 shall not apply in respect of a Conditional Award or Option granted on terms that it shall not be capable of being satisfied by the issue of Shares. 5 per cent limit: discretionary Employees' Share Scheme 2.3 The number of Relevant Shares, when added to the aggregate of: 2.3.1 the number of Shares subject to outstanding options or awards granted within the previous 10 years under the Plan or any other discretionary Employees' Share Scheme adopted by the Company which may be satisfied by the issue of Shares; and 2.3.2 the number of Shares actually issued within the previous 10 years under the Plan, under any other discretionary Employees' Share Scheme or to a Trust (but excluding any of those Shares that were used to satisfy an option or award granted more than 10 years previously, and without double counting any Shares which the Board has determined are to be used to satisfy options or awards counted under Rule 2.3.1 above), may not exceed such number as represents 5 per cent of the Company's issued share capital immediately prior to such proposed grant or issue.

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 6 10 per cent limit: Employees' Share Scheme 2.4 The number of Relevant Shares, when added to the aggregate of: 2.4.1 the number of Shares subject to outstanding options or awards granted within the previous 10 years under the Plan or any other Employees' Share Scheme adopted by the Company which may be satisfied by the issue of Shares; and 2.4.2 the number of Shares actually issued within the previous 10 years under the Plan, under any other Employees' Share Scheme or to a Trust (but excluding any of those Shares: that were used to satisfy an option or award granted more than 10 years previously, and without double counting any Shares which the Board has determined are to be used to satisfy options or awards counted under Rule 2.4.1 above), may not exceed such number as represents 10 per cent of the Company's issued share capital immediately prior to such proposed grant or issue. Treasury Shares 2.5 References in this Rule 2 to the issue of Shares shall include the transfer of Treasury Shares, but only until such time as the guidelines issued by institutional investor bodies cease to provide that they should be so included. 3. AWARDS Eligibility 3.1 Awards may be granted to Eligible Employees selected by the Board. Timing of grants 3.2 An Award may only be granted: 3.2.1 during the period of 42 days commencing on the date on which the Plan is approved shareholders of the Company in general meeting; 3.2.2 during the period of 42 days commencing on the Dealing Day immediately following the day on which the Company announces its results for the preceding financial year, half-year or other period; 3.2.3 in respect of an Award to be granted in respect of the recruitment of an Eligible Employee, as soon as reasonably practicable after the Eligible Employee commences holding office or employment with any Group Company; and/or 3.2.4 at such time at which the Board determines that exceptional circumstances exist which justify the grant of the Award, or, in any such case, if the grant of Awards during such period or at such time would be contrary to any Dealing Restriction, as soon as reasonably practicable after such restriction ceases to apply. Individual limit 3.3 An Award may not be granted to an Eligible Employee where it would cause the aggregate Relevant Value of the Shares subject to such Award and any Award(s) granted to the Eligible Employee in the same Financial Year to exceed an amount equal to 500% of the gross annual basic salary of that Eligible Employee as at the first day of such Financial Year or, if later, the first day of the Eligible Employee's employment with the Group during such Financial year. An Award granted in breach of this limit shall immediately lapse in respect of the number of Shares which cause this limit to be breached. Awards which have been released or have lapsed, or which are granted in connection with the recruitment of an Eligible Employee in British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 7 lieu of incentive awards granted by the individual's former employer which are forfeited, and any right to receive Shares as a dividend equivalent, shall be ignored for this purpose. In this Rule 3.3, the "Relevant Value" of a Share subject to an Award means either (as determined by the Board): (i) the Market Value of a Share on the Dealing Day immediately preceding the Grant Date; or (ii) the average of the Market Values of a Share over such number of Dealing Days preceding the Grant Date as the Board may determine (all being within the period of 30 days preceding the Grant Date and, where the Award is granted within the period in Rule 3.2.2, being on or after the date of the results announcement). 3.4 Where an Eligible Employee's gross annual basic salary is denominated in a currency other than pounds sterling, for the purposes of Rule 3.3 above such gross annual basic salary shall be converted into pounds sterling on such basis as the Board may reasonably determine. Method of grant 3.5 An Award shall be granted by the Board. 3.6 A Conditional Award or an Option shall be granted by deed. 3.7 The Company shall procure that the Shares subject to a Forfeitable Share Award shall, on or as soon as reasonably practicable following the Grant Date, be issued to or acquired by a Nominee, and shall thereafter be held on behalf of the Participant until the date on which the Forfeitable Share Award vests or such earlier date as the Forfeitable Share Award lapses. 3.8 No payment for the grant of an Award shall be made by the Participant. 3.9 A Participant may within 30 days of the Grant Date release an Award (in full but not in part) by written notice to the Company. Where a Participant does not release an Award within such period, the Participant shall be deemed to have accepted the Award on the terms set out in the Rules. Alternatively, it may be a term of the grant of an Award that the Participant shall be required to accept the terms of the Award within such period following grant as may be determined by the Board and, where the Board specifies such period, the Award shall lapse at the end of such period if the terms of the Award have not been accepted by the Participant. Award notification 3.10 As soon as practicable following the Grant Date the Company shall notify a Participant of the grant of an Award. Such notification shall specify: 3.10.1 whether the Award takes the form of a Conditional Award, a Forfeitable Share Award or an Option; 3.10.2 the Grant Date; 3.10.3 the Normal Vesting Date; 3.10.4 the number of Shares in respect of which the Award is granted; 3.10.5 in relation to an Option, the Option Price (if any); 3.10.6 the full terms of the Performance Condition and the Performance Period; 3.10.7 if applicable, that the dividend equivalent provisions of Rule 11 (Dividend equivalent) shall apply; and 3.10.8 that the Award is subject to the claw-back provisions of Rule 15 (Claw-back) and Appendix 1 (Operation of Claw-back). U.S. Taxpayers 3.11 The provisions of Appendix 2 (Awards Granted to U.S. Taxpayers) shall apply to a Conditional Award or an Option that is held by any Participant while he or she is subject to

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 8 taxation under the U.S. Internal Revenue Code of 1986, as amended (a "U.S. Taxpayer"). References to Code §409A are to §409A of the U.S. Internal Revenue Code of 1986, as amended. 4. AWARDS ARE NON-TRANSFERABLE 4.1 A Participant may not transfer, assign, pledge, charge or otherwise dispose of, or grant any form of security or other interest over, any part of his interest in an Award. An Award shall (unless the Board determines otherwise) lapse on the Participant doing so (whether voluntarily or involuntarily), being deprived of the beneficial ownership of an Award by operation of law, or becoming bankrupt. 4.2 Rule 4.1 does not restrict the transmission of an Award to the Participant's Personal Representatives following his death. 5. PERFORMANCE CONDITION 5.1 An Award shall be granted subject to the Performance Condition. 5.2 Subject to Rule 5.3, each element of the Performance Condition shall be assessed over a period of not less than three years, ending no later than the Normal Vesting Date. 5.3 An Award granted in respect of the recruitment of an Eligible Employee may be granted on terms that the Performance Condition shall be assessed over such shorter period as the Board may determine prior to the grant of the Award. 5.4 If events happen following the Grant Date which cause the Board to determine that any element of the Performance Condition is no longer a fair measure of the Company's performance, the Board may alter the terms of such element as it determines to be appropriate but not so that the revised target is, in the opinion of the Board, materially less challenging than was intended in setting the original Performance Condition. 5.5 The Performance Condition may not be retested. 6. ADDITIONAL TERMS SPECIFIC TO FORFEITABLE SHARE AWARDS Restrictions applicable to Forfeitable Share Awards 6.1 The Participant shall be (subject to the Award lapsing) the beneficial owner of the Shares subject to a Forfeitable Share Award. For the avoidance of doubt, such beneficial interest shall be subject to the restriction in Rule 4.1 (Awards are non-transferable). 6.2 Until a Forfeitable Share Award vests, the Nominee shall refuse to act on any instruction from the Participant to (and, subject to Rule 6.3, shall not) transfer, assign, pledge, charge or otherwise dispose of, or grant any form of security or other interest over, legal title to the Shares subject to the Award or any interest therein, or enter into any agreement or accept any offer to do any such thing. 6.3 The Nominee shall take such action as is necessary to give effect to Rules 9.8 (Roll-over of Award), 13.1 (Tax Liability), 15 (Claw-back), 16 (Variation of capital) and Appendix 1 (Operation of Claw-back) and without further instruction from the Participant (and for the avoidance of doubt nothing in this Rule 6 shall prevent Shares subject to a Forfeitable Share Award becoming subject to a Corporate Action pursuant to Rule 9.3 (Scheme of compromise or arrangement)). Voting rights on forfeitable Shares 6.4 Unless the Board determines otherwise, the Participant shall be entitled to direct the Nominee to vote the Shares subject to a Forfeitable Share Award, provided that the Nominee shall not be bound to seek directions from the Participant to vote and in the absence of any such direction shall not vote. British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 9 Dividend rights on forfeitable Shares 6.5 Unless the Board determines otherwise, the Participant shall be entitled to receive any dividends paid in respect of Shares subject to a Forfeitable Share Award (and if the Board so determines the Nominee shall waive the right to receive any dividends in respect of such Shares). Lapse of Forfeitable Share Award 6.6 Where a Forfeitable Share Award lapses, the Participant shall cease to be beneficially entitled to the Shares subject to the Award, and the beneficial interest in such Shares shall, unless the Board directs otherwise, revert to a Trust specified by the Board for nil or nominal consideration. 7. VESTING Normal vesting 7.1 An Award shall vest on the Normal Vesting Date. Vesting subject to Dealing Restrictions 7.2 A Conditional Award or a Forfeitable Share Award shall not vest unless, and vesting shall be delayed until, the Board is satisfied that at that time: 7.2.1 such vesting; 7.2.2 the transfer of Shares to the Participant and the sale of Shares pursuant to Rule 13 (Tax Liability); and 7.2.3 any action needed to be taken by the Company to give effect to such vesting is not contrary to any Dealing Restriction. Extent of vesting determined by the Performance Condition 7.3 The extent to which an Award shall be capable of vesting (if at all) shall be determined by reference to the Performance Condition. At the end of the period over which the Performance Condition is assessed, the Award shall lapse to the extent that the Performance Condition is not met. 7.4 Where an Award vests (pursuant to Rule 7.7 (International Transfers), Rule 8 (Cessation of office or employment) or 9 (Corporate Actions)) prior to the end of the period over which any element of the Performance Condition is assessed, such element shall be assessed based on performance to the last Quarter Day prior to the date on which the Award vests using such information (not limited to published accounts) as the Board shall determine. Effect of vesting 7.5 The effect of the vesting of an Award is that: 7.5.1 the Shares in respect of which a Conditional Award vests shall be transferred to the Participant as soon as is reasonably practicable (which may include transferring the Shares on more than one consecutive Dealing Day on such basis as the Board may determine); 7.5.2 the Shares in respect of which a Forfeitable Share Award vests shall cease to be subject to the restrictions set out in Rule 6 (Additional terms applicable to Forfeitable Share Awards), and legal title to such Shares shall be transferred to the Participant as soon as is reasonably practicable; and 7.5.3 an Option shall, to the extent that it vests, become exercisable in accordance with Rule 10 (Options).

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 10 7.5A Shares shall not cease to be subject to the restrictions set out in Rule 6 (Additional terms applicable to Forfeitable Share Awards) until such time as it is practicable for a number of Shares in respect of such vesting to be sold in accordance with Rule 13.1.1 (Tax Liability) (such that a proportion of such Shares may cease to be subject to such restrictions on each Dealing Day within a period of consecutive Dealing Days (and on such basis) as the Board may determine), unless the Participant has in advance made other arrangements to pay the amount of the Tax Liability arising in respect of such vesting to the Company or the Board determines otherwise. Disciplinary proceedings 7.6 Unless the Board determines otherwise, an Award shall not vest while a Participant is subject to an investigation process and/or formal disciplinary process (or similar), or where a Participant has been served with notice that such a process may be instigated without such notice having been rescinded, and vesting shall (subject to the Award lapsing to any extent prior to or as a result of the conclusion of such process pursuant to Rule 8 (Cessation of office or employment) or 15 (Claw-back)) be delayed until the conclusion of such process. International transfers 7.7 Where a Participant, whilst continuing to hold an office or employment with a Group Company, is to be transferred to work in another country, and as a result the Board considers that following such transfer either he or a Group Company is likely to suffer a tax disadvantage in respect of an Award or, due to securities or exchange control laws, the Participant is likely to be restricted in his ability to receive Shares pursuant to an Award, to exercise an Option and/or to hold or deal in Shares, the Board may decide that an Award shall vest on such date as it may determine, in which case: 7.7.1 the proportion of the Award which may vest shall be limited (unless the Board determines otherwise) to a pro rata proportion on the basis of the number of months (rounded up to the nearest whole month) which have elapsed from the first day of the Performance Period to such vesting date, as compared to the number of whole months within the Performance Period. Any remainder of the Award shall lapse; and 7.7.2 an Option may be exercised during such period as may be determined by the Board ending no later than the date on which the Participant's transfer takes effect. 8. CESSATION OF OFFICE OR EMPLOYMENT Cessation where Awards lapse 8.1 An Award shall lapse: 8.1.1 on the Participant ceasing to hold office or employment with any Group Company; or 8.1.2 if the Participant gives or receives notice of such cessation, on such earlier date as may be determined by the Board, save in each case where Rule 8.2 or Rule 8.6 applies. Reasons for cessation where Awards remain capable of vesting 8.2 An Award shall not lapse pursuant to Rule 8.1 where the reason for the cessation or notice is: 8.2.1 disability, ill-health or injury (as evidenced to the satisfaction of the Board); British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 11 8.2.2 the transfer of the Participant's employment in connection with the disposal of a business or undertaking, or a part- business or part- undertaking; 8.2.3 the company with which the Participant holds office or employment ceasing to be a Group Company; or 8.2.4 any other reason, if the Board so determines, provided that the Board shall not exercise its discretion under Rule 8.2.4 unless the Participant has entered into a settlement agreement (or equivalent document) acceptable to the Board in relation to the cessation of employment, which shall be entered into not later than the date on which the Participant ceases to hold office or employment with any Group Company (unless the Board determines, at its sole discretion, that the period for entering into such settlement agreement shall be extended). Where the Board exercises its discretion under Rule 8.2.4 the Board may also impose additional conditions on the Award (including as to when the Award may vest). Cessation prior to the Normal Vesting Date 8.3 Where prior to the Normal Vesting Date a Participant ceases to hold office or employment with any Group Company for any of the reasons specified in Rule 8.2: 8.3.1 an Award shall not vest at the date of such cessation, but shall continue to be capable of vesting (in which case an Option may be exercised during the period of six months, or such other period as may be determined by the Board, from such date on which the Award may vest, and shall lapse at the expiry of such period); or 8.3.2 the Board may determine that the Award shall instead vest on or at any time following the date of cessation (in which case an Option may be exercised during the period of six months, or such other period as may be determined by the Board, from such vesting date, and shall lapse at the expiry of such period). For the avoidance of doubt, the Board may make the determination in Rule 8.3.2 on a standing basis (subject to revocation of such determination at any time) in respect of all Awards to be granted to a specified Eligible Employee or Eligible Employees. 8.4 Where prior to the Normal Vesting Date a Participant ceases to hold office or employment with any Group Company for any of the reasons specified in Rule 8.2, unless the Board determines otherwise: 8.4.1 if the date of such cessation falls within the first six months of the Performance Period, the Award shall lapse in full on the date of such cessation; or 8.4.2 where Rule 8.4.1 does not apply, the proportion of the Award which may vest (under any Rule) shall be limited to a pro rata proportion on the basis of the number of months (rounded up to the nearest whole month) which have elapsed from the first day of the Performance Period to the date of cessation, as compared to the number of whole months within the Performance Period. Any remainder of the Award shall lapse. Exercise period in the event of cessation on or after the Normal Vesting Date 8.5 Where on or after the Normal Vesting Date a Participant ceases to hold office or employment with any Group Company for any of the reasons specified in Rule 8.2, an Option shall lapse at the expiry of the period of six months, or such other period as may be determined by the Board, from the date of cessation. Death 8.6 An Award shall vest on the Participant's death. An Option may be exercised (by the Participant's Personal Representatives) during a period of one year from the date of the Participant's death and shall lapse at the expiry of such period. Where a Participant dies

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 12 during an exercise period pursuant to either Rule 8.3 or 8.5 an Option shall not lapse as a result of such Rule until the expiry of the twelve month period in this Rule 8.6. Cessation following a Corporate Action 8.7 Where a Participant ceases to hold office or employment with any Group Company following a Corporate Action within the relevant exercise period referred to in Rule 9 (Corporate Actions), an Option shall not lapse pursuant to this Rule 8 until the expiry of the relevant exercise period in Rule 9 (Corporate Actions). This Rule 8.7 shall not apply where the cessation is by way of (or occurs where there are circumstances which the Board determines would have justified) summary dismissal or service of notice of termination of office or employment on the grounds of misconduct. Meaning of cessation of office or employment 8.8 No provision of this Rule 8 shall apply in respect of any cessation of office or employment if immediately following the cessation the Participant holds an office or employment with any Group Company, or in respect of any notice of cessation if arrangements are in place that mean immediately following the notice becoming effective the Participant will hold an office or employment with any Group Company. 9. CORPORATE ACTIONS General offers 9.1 Awards shall vest: 9.1.1 upon a person obtaining Control of the Company as a result of making a general offer to acquire Shares; 9.1.2 upon a person, having obtained Control of the Company, making a general offer to acquire Shares; or 9.1.3 if a person makes a general offer to acquire Shares that would result in that person obtaining Control of the Company and the Board so determines, on the date which the Board determines to be the last practicable date prior to the date on which it expects such person to obtain Control of the Company, in each case being a general offer to acquire all of the Shares (other than Shares held by the person making the offer and any person connected to that person). Options may be exercised during the period of six months from the date of any such event (but if not exercised, Options shall not lapse at the expiry of such period). Compulsory acquisition 9.2 Awards shall vest upon a person becoming entitled to acquire Shares under Sections 979 to 982 of the Companies Act 2006. Options may be exercised during a period of one month from the date on which that person first becomes so entitled, and shall lapse at the expiry of such period. Scheme of compromise or arrangement 9.3 Awards shall vest upon a Court sanctioning a compromise or arrangement which, on becoming effective, would result in: 9.3.1 any person obtaining Control of the Company; 9.3.2 the undertaking, property and liabilities of the Company being transferred to another existing or new company; or 9.3.3 the undertaking, property and liabilities of the Company being divided among and transferred to two or more companies, whether existing or new. British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 13 Options may be exercised during a period of six months from the date of a Court sanctioning such a compromise or arrangement (or, if earlier, to the day prior to the date on which a transfer as described in Rule 9.3.2 or Rule 9.3.3 is to become effective), and shall lapse at the expiry of such period. Merger 9.4 Awards shall vest upon a competent authority approving a Cross-Border Merger, pursuant to which the Company shall cease to exist. Options may be exercised during the period from the date of a competent authority approving a Cross-Border Merger until the day prior to the date on which the Cross-Border Merger is to become effective, and shall lapse at the expiry of such period. Voluntary winding-up 9.5 Awards shall vest in the event of a notice being given of a resolution for the voluntary winding-up of the Company. Options may be exercised during a period of two months from the date of such a notice being given and shall lapse at the expiry of such period. Demerger or special dividend 9.6 If the Board so determines, Awards may vest following the announcement of a demerger of a substantial part of the Group's business, a special dividend or a similar event affecting the value of Shares to a material extent on such date specified by the Board. Where the Board makes such determination, Options may be exercised during a period of two months (or such other period as the Board may determine) from the date specified by the Board and, unless the Board determines otherwise, shall lapse at the expiry of such period. Extent of vesting on a Corporate Action 9.7 Where an Award vests (and, in the case of an Option, is exercised) pursuant to any of Rules 9.1 to 9.6, the proportion of the Award which may vest shall be limited (unless the Board determines otherwise) to a pro rata proportion on the basis of the number of months (rounded up to the nearest whole month) which have elapsed from the first day of the Performance Period to the date of the Corporate Action, as compared to the number of whole months within the Performance Period. Any remainder of the Award shall lapse. Roll-over of Award on a Reorganisation or takeover 9.8 Unless the Board determines otherwise, an Award shall not vest pursuant to this Rule 9 if, as a result of any event that would otherwise be a Corporate Action, a company will obtain Control of the Company or will obtain substantially all of the assets of the Company (the "Acquiring Company"), and either: 9.8.1 the Acquiring Company will immediately following such event have (either directly or indirectly) substantially the same shareholders and approximate shareholdings as those of the Company prior to such event (a "Reorganisation"); or 9.8.2 the Board, with the agreement of the Acquiring Company, determines that the Award shall not vest as a result of such event and so notifies the Participant prior to the occurrence of the date on which the Award would otherwise vest. In such case: 9.8.3 the existing Option or Conditional Award (the "Old Award") shall lapse on the occurrence of the relevant event, provided that the New Parent Company shall grant a replacement right to receive shares (the "New Award") over such number of shares in the New Parent Company which are of equivalent value to the number of Shares in respect of which the Old Award was outstanding. The New

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 14 Award shall be granted on the terms of the Plan, but as if the New Award had been granted at the same time as the Old Award and shall continue to be subject to the Performance Condition (but subject to Rule 5.4 (Performance Condition)); 9.8.4 where the event is an event specified in Rule 9.1.1 or Rule 9.1.2 (notwithstanding that the Award shall not vest pursuant to such Rule) the Nominee shall action the acceptance of the general offer in respect of the Shares subject to the Forfeitable Share Award; and/or 9.8.5 the proceeds from the relevant event received by the Nominee in respect of the Shares subject to the Forfeitable Share Award, whether in cash or securities (and the Nominee shall accept, on behalf of the Participant, any offer of securities in preference to the receipt of cash), shall continue to be held on behalf of the Participant subject to the terms of the Plan, provided that a proportion of such proceeds as is of equal value to the amount of any Tax Liability arising in respect of the Award at such time shall vest and shall be dealt with in accordance with Rule 13.1.1 (Tax Liability) (and references in the Plan to the Shares subject to the Forfeitable Share Award shall be read as being to the proceeds that continue to be held on behalf of the Participant). For the purposes of this Rule 9.8: 9.8.6 the "New Parent Company" shall be the Acquiring Company, or, if different the company that is the ultimate parent company of the Acquiring Company within the meaning of section 1159 of the Companies Act 2006; and 9.8.7 the terms of the Plan shall following the date of the relevant event be construed as if: (A) the reference to "British American Tobacco p.l.c." in the definition of "Company" in Rule 1 (Interpretation and construction) were a reference to the company which is the New Parent Company, and (B) save where the New Parent Company is listed, Rule 18.2 (Amendments) were omitted. Compulsory winding-up 9.9 An Award shall lapse on the passing of an effective resolution, or the making of a Court order, for the compulsory winding-up of the Company. Concert parties 9.10 For the purposes of this Rule 9, a person shall be deemed to have Control of the Company where he and any others acting in concert with him together have Control of the Company. 10. OPTIONS 10.1 An Option may be exercised, in full or in any number of parts, by the delivery to the Company (or such other person nominated by the Company) of a valid notice of exercise in such form as the Board may prescribe together with payment of the Option Price for the Shares in respect of which the Option is exercised (if any). 10.2 An Option shall lapse on the tenth anniversary of the Grant Date (or such earlier date as the Board may determine prior to the Grant Date). 10.3 Any Shares in respect of which the Option is exercised shall be transferred to the Participant as soon as reasonably practicable (which may include transferring the Shares on more than one consecutive Dealing Days on such basis as the Board may determine). 10.4 An Option may not be exercised unless the Board is satisfied that at such time: 10.4.1 such exercise, 10.4.2 the transfer of Shares to the Participant and the sale of Shares pursuant to Rule 13; and British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 15 10.4.3 any action needed to be taken by the Company to give effect to such exercise, is not contrary to any Dealing Restriction. Where the exercise, transfer or dealing in Shares is contrary to any Dealing Restriction on the last Dealing Day in any of the periods referred to in Rules 8.3, 8.5 or 8.6 (Rule 8 being in relation to cessation of office or employment) or Rules 9.1 to 9.3 or 9.6 (Rule 9 being in relation to Corporate Actions), such period shall be extended to the end of the first Dealing Day thereafter on which the Board is satisfied that the exercise, transfer and dealing in Shares is not contrary to any Dealing Restriction. 10.5 An Option shall lapse on the earliest date provided under any Rule (save only as expressly provided in Rules 8.6 (Death) and 8.7 (Cessation following a Corporate Action)). 11. DIVIDEND EQUIVALENT 11.1 If at any time prior to the Normal Vesting Date the Board so determines, on or following the date on which an Award vests the Company may: 11.1.1 make a cash payment to the Participant equal to the amount of any dividends that the Participant would have received in respect of the number of Shares in respect of which the Award vests had the Participant been the full legal and beneficial owner of such Shares during the period from the Grant Date to the date the Award vests; or 11.1.2 transfer to the Participant such number of additional Shares as have an aggregate Market Value on the date on which the Award vests equal to the amount determined in accordance with Rule 11.1.1 above. 11.2 A cash payment under Rule 11.1 may be made in a currency other than pounds sterling, in which case the amount of such payment shall be converted into such other currency on such basis as is determined by the Board. 11.3 Rule 11.1 shall not apply in respect of a Forfeitable Share Award unless the Board determines pursuant to Rule 6.5 (Dividend rights on forfeitable Shares) that the Participant shall not be entitled to receive dividends paid in respect of the Shares subject to the Forfeitable Share Award. 12. CASH ALTERNATIVE – OPTIONS AND CONDITIONAL AWARDS 12.1 This Rule 12 shall not apply in respect of any Award granted to a Participant resident in any jurisdiction where the grant of an Award which provides for a cash alternative would be unlawful, fall outside any applicable exemption under securities, exchange control or similar regulations, or would cause adverse tax or social security (or similar) contribution consequences for the Company or the Participant (in each case as determined by the Board) or where the Board determines prior to the Grant Date that this Rule 12 shall not apply. 12.2 The Board may determine prior to the Grant Date that a Conditional Award or Option shall only be satisfied in cash, in which case the Award shall not be a right to acquire Shares, and the vesting of the Conditional Award or exercise of the Option shall be satisfied in full by the payment of a cash equivalent amount, in substitution for the transfer of Shares. 12.3 Where the Board has made no determination pursuant to Rule 12.1 or 12.2 in respect of any Conditional Award or Option, the Board may determine at any time prior to the transfer of Shares pursuant to such Award that the vesting of the Conditional Award or the exercise of the Option (or a part thereof) shall be satisfied by the payment of a cash equivalent amount, in substitution for the transfer of Shares. 12.4 A "cash equivalent amount" shall be calculated as the number of Shares which would otherwise be transferred in respect of the relevant vesting or exercise but which are being substituted for the cash equivalent amount, multiplied by an amount equal to the relevant value less, in the case of an Option, the Option Price (if any), where the “relevant value” is the Market Value of a Share on the date on which the Award vests or, in the case of an Option, is exercised (or, in either case, where only a part of the Award is to be satisfied

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 16 with payment of a cash equivalent amount, is the Market Value of a Share on the date on which Shares are transferred to the Participant pursuant to the Award)). 12.5 A cash equivalent amount shall be paid as soon as reasonably practicable following the relevant vesting or exercise. 12.6 A cash equivalent amount may be paid in a currency other than pounds sterling, in which case the cash equivalent amount shall be converted into such other currency on such basis as is determined by the Board. 13. TAX LIABILITY 13.1 When any Tax Liability arises in respect of an Award, the Participant authorises any Group Company: 13.1.1 to retain and sell legal title to such number of the Shares which would otherwise have been transferred to the Participant on vesting or exercise of the Award, or any part thereof, (notwithstanding that beneficial title shall pass) as may be sold for aggregate proceeds equal to the Group Company's estimate of the amount of the Tax Liability; 13.1.2 to deduct an amount equal to the Group Company's estimate of the Tax Liability from any cash payment made under the Plan; and/or 13.1.3 where the amount realised under Rule 13.1.1 or deducted under Rule 13.1.2 is insufficient to cover the full amount of the Tax Liability, to deduct any further amount as is necessary through payroll, and in each case to apply such amount in paying the amount of the Tax Liability to the relevant revenue authority or in reimbursing the relevant Group Company for any such payment, provided that, where the amount realised under Rule 13.1.1 or deducted under Rule 13.1.2 is greater than the actual Tax Liability, the Group Company shall repay the excess to the Participant as soon as reasonably practicable. The Group Company shall be entitled to make the estimates referred to in this Rule 13.1 on the basis of the highest rates of tax and/or social security applicable at the relevant time in the jurisdiction in which the Group Company is liable to account for the Tax Liability, notwithstanding that the Tax Liability may not arise at such rates. 13.2 "Tax Liability" shall mean any amount of tax and/or social security (or similar) contributions which any Group Company becomes liable to pay on behalf of the Participant to the revenue authorities in any jurisdiction, together with all or such proportion (if any) of employer's social security contributions which would otherwise be payable by any Group Company as is determined to be recoverable from the Participant (to the extent permitted by law) by the Board, or which the Participant has agreed to pay or which are subject to recovery pursuant to an election to which paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992 applies. 14. VESTED SHARE ACCOUNTS 14.1 Legal title to any Shares which are due to be transferred to the Participant pursuant to the Plan may be transferred to a person (the "Vested Share Account Provider") appointed by the Company from time to time to hold legal title to such Shares on behalf of the Participant. 14.2 The Vested Share Account Provider shall receive and hold Shares on behalf of the Participant in accordance with such terms and conditions as are agreed by the Company from time to time, and by participating in the Plan the Participant irrevocably agrees to those terms and conditions (which shall be available to the Participant on request to the Company). 14.3 The transfer of any Shares to the Vested Share Account Provider shall satisfy any obligation of the Company under the Plan to transfer Shares to the Participant (and references in the Plan to Shares (or legal title thereof) having been transferred to the Participant shall be read accordingly). British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 17 14.4 The terms and conditions referred to in Rule 14.2 above may include terms that the Participant shall not be entitled to transfer, assign, pledge, charge or otherwise dispose of, or grant any form of security or other interest over, some or all of the Shares if to do so would be in breach of the Participant's obligations under the Company's shareholding requirements as they apply to such Participant. 15. CLAW-BACK Claw-back events 15.1 The Board may at any time prior to the fifth anniversary of the Grant Date of an Award determine that a Claw-back shall apply in respect of the Award, if the Board determines that: 15.1.1 there has been a material misrepresentation in relation to the performance of any Group Company, relevant business unit and/or the Participant on the basis of which the extent to which the Award will be capable of vesting, or vested, was determined (which may include, but shall not be limited to: (i) a misstatement of the financial results and/or health of any Group Company; (ii) an erroneous calculation in relation to any Group Company's results or other performance benchmark; (iii) errors in any Group Company's financial statements; or (iv) discrepancies in the financial accounts, and, for the avoidance of doubt, notwithstanding that such misrepresentation may not arise from fraud or reckless behaviour); or 15.1.2 an erroneous calculation was made in assessing the extent to which the Award is to be capable of vesting, or vested, and, in either case, the Award is capable of vesting, or vested, in respect of a greater number of Shares than would have been the case had there not been such a misrepresentation or had such error not been made; or 15.1.3 there has been a significant failure within any Group Company which has a material impact on the value of the Group (taken as a whole), including but not limited to circumstances where the Company or any other Group Company has entered into an involuntary administration or insolvency process or there has been a significant reduction in, or cessation of, the ability of any material Group Company (or group of Group Companies) to continue normal operations. 15.2 The Board may at any time (whether before or after vesting) determine that a Claw-back shall apply in respect of an Award where the Participant is found to have: 15.2.1 committed at any time prior to the vesting of the Award, including prior to grant, an act or omission which justifies, or in the opinion of the Board would have justified, summary dismissal or service of notice of termination of office or employment on the grounds of misconduct; 15.2.2 engaged in at any time prior to the vesting of the Award, including prior to grant: (A) reckless, negligent or wilful action or inaction; or (B) inappropriate behaviour or behaviour that is not aligned with any employee policy or handbook or Group values, and in either case the Board determines that such circumstances have contributed to a material loss for any Group Company; or 15.2.3 contributed at any time prior to the vesting of the Award, including prior to grant, to circumstances which give rise to a sufficiently negative impact on the reputation of any Group Company or business unit (or would have if such circumstances had been made public). 15.3 Rules 15.1.3, 15.2.2 and 15.2.3 shall only apply to awards granted on or after 1 January 2022.

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 18 Applying Claw-back 15.4 A Claw-back shall be applied in accordance with the provisions of Appendix 1 (Operation of Claw-back). Lapse of Awards to give effect to claw-back of other awards 15.5 By participating in the Plan, the Participant acknowledges that the Board may lapse any Award to such extent as it determines to be necessary (including in full) in order to give effect to a claw-back under the terms of the Plan or any other Employees' Share Scheme or bonus scheme operated from time to time by any Group Company. No Claw-back following Corporate Action 15.6 No Claw-back shall be capable of being applied at any time following any Corporate Action, save where the determination that the Claw-back shall apply was made prior to such event (and, for the avoidance of doubt, a Corporate Action does not include a Reorganisation). 16. VARIATION OF CAPITAL 16.1 If in respect of Shares subject to a Forfeitable Share Award the Nominee receives on behalf of a Participant any rights to acquire securities, the Nominee shall sell such rights nil paid to the extent necessary to take up the remaining rights. 16.2 In the event of any variation of the share capital of the Company, or in the event of the demerger of a substantial part of the Group's business, a special dividend or similar event affecting the value of Shares to a material extent (which shall not include the payment of any ordinary dividend): 16.2.1 the Board may make such adjustments to Conditional Awards and Options as it may determine to be appropriate; and 16.2.2 any proceeds from such an event received by a Nominee in respect of any Shares subject to a Forfeitable Share Award, whether in cash or securities, (including where the Nominee takes up rights pursuant to Rule 16.1) shall be held by the Nominee on the same terms as the Forfeitable Share Award to which they relate, and references to the Shares subject to a Forfeitable Share Award shall be read to include such proceeds. 16.3 For the avoidance of doubt Rule 16.2 shall not apply in respect of any Awards pursuant to which legal title to Shares has been transferred prior to the date of the relevant event (such that the recipient of such legal title shall participate in such event as a holder of Shares) including pursuant to the vesting of an Award under Rule 9.6 (Demerger or special dividend). 17. ADMINISTRATION 17.1 Any notice or other communication under or in connection with this Plan may be given by the Company (or its agents) to a Participant personally, by email or by post, or by a Participant to the Company or any Group Company either personally or by post to the Secretary of the Company. Items sent by post shall be pre-paid and shall be deemed to have been received 48 hours after posting. Items sent by email shall be deemed to have been received immediately. 17.2 A Participant shall not be entitled to: 17.2.1 receive copies of accounts or notices sent to holders of Shares; 17.2.2 subject to Rule 6.4 (Voting rights on forfeitable Shares) in respect of a Forfeitable Share Award, exercise voting rights; or 17.2.3 subject to Rule 6.5 (Dividends rights on forfeitable Shares) in respect of a Forfeitable Share Award, receive dividends, British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 19 in respect of Shares subject to an Award legal title to which has not been transferred to the Participant. 17.3 Any discretion (including the power to make any determination) of the Board under or in connection with the Plan may be exercised by the Board in its absolute discretion. 17.4 Any exercise of discretion (including the making of any determination) by the Board under or in connection with the Plan shall be final and binding. 17.5 Any disputes regarding the interpretation of the Rules or the terms of any Award shall be determined by the Board (upon such advice as the Board determines to be necessary) and any decision in relation thereto shall be final and binding. 18. AMENDMENTS 18.1 Subject to Rules 18.2 and 18.4, the Board may at any time add to or alter the Plan or any Award made thereunder in any respect. 18.2 Subject to Rule 18.3, no addition or alteration to the advantage of present or future Participants relating to eligibility, the limits on participation, the overall limits on the issue of Shares or the transfer of Treasury Shares, the basis for determining a Participant's entitlement to, or the terms of, Shares or cash provided pursuant to the Plan and the provisions for adjustments on a variation of share capital shall be made without the prior approval by ordinary resolution of the shareholders of the Company in general meeting. 18.3 Rule 18.2 shall not apply to any alteration to or substitution of the Performance Condition or to any alteration or addition which is necessary or desirable in order to comply with or take account of the provisions of any proposed or existing legislation, law or other regulatory requirements or to take advantage of any changes in legislation, law or other regulatory requirements, or to obtain or maintain favourable taxation, exchange control or regulatory treatment of any Group Company or any Participant or to make minor amendments to benefit the administration of the Plan. 18.4 No alteration or addition shall be made under Rule 18.1 which would abrogate or adversely affect the subsisting rights of a Participant unless it is made: 18.4.1 with the consent in writing of the Participant; 18.4.2 with the consent in writing of such number of Participants as hold Awards under the Plan in relation to 75 per cent. of the Shares subject to all Awards under the Plan; or 18.4.3 by a resolution at a meeting of Participants passed by not less than 75 per cent. of the Participants who attend and vote either in person or by proxy, and for the purpose of Rule 18.4.2 or 18.4.3 the Participants shall be treated as the holders of a separate class of share capital and the provisions of the Articles of Association of the Company relating to class meetings shall apply mutatis mutandis. 18.5 The Board may, in respect of Eligible Employees who are or who may become subject to taxation outside the United Kingdom on their remuneration, establish such plans or sub- plans based on the Plan but subject to such modifications as the Board determines to be necessary or desirable to take account of or to mitigate or to comply with relevant overseas taxation, securities or exchange control laws, provided that the terms of awards made under such plans or sub-plans are not overall more favourable than the terms of Awards made under the Plan and provided that awards made, and Shares issued, pursuant to such plans or sub-plans shall count towards the limits set out in Rules 2 (Plan limits) and 3.3 (Individual limit). 19. DATA PROTECTION 19.1 From time to time the personal data of the Participant will be collected, used, stored, transferred and otherwise processed for the purposes described in Rule 19.2 and 19.3. The legal grounds for this processing will (depending on the nature and purpose of any specific instance of processing) be one of: (i) such processing being necessary for the

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 20 purposes of the legitimate interests of the Company and each other Group Company in incentivising their officers and employees and operating the Plan; (ii) such processing being necessary for the purposes of any relevant data controller in respect of such personal data complying with its legal obligations; and (iii) such processing being necessary for the performance of the contractual obligations arising under the Plan. The collection and processing of such personal data for such purposes is a contractual requirement of participation in the Plan. 19.2 The purposes for which personal data shall be processed as referred to in this Rule 19 shall be in order to allow the Company and any other relevant Group Companies to incentivise their officers and employees and to operate the Plan and to fulfil its or their obligations to the Participant under the Plan, and for other purposes relating to or which may become related to the Participant’s office or employment, the operation of the Plan or the business of the Group or to comply with legal obligations. Such processing will principally be for, but will not be limited to, personnel, administrative, financial, regulatory or payroll purposes as well as for the purposes of introducing and administering the Plan. 19.3 The personal data to be processed as referred to in this Rule 19 may be disclosed or transferred to, and/or processed by: 19.3.1 any professional advisors of any Group Company, HM Revenue & Customs or any other revenue, regulatory or governmental authorities; 19.3.2 a trustee of a Trust; any registrars, brokers, payroll provider or appointed in connection with any employee share or incentive plans operated by any Group Company; or any person appointed (whether by the Participant or any Group Company) to act as nominee on behalf of (or provide a similar service to) the Participant; 19.3.3 subject to appropriate confidentiality undertakings), any prospective purchasers of, and/or any person who obtains control of or acquires, the Company or the whole or part of the business of the Group; or 19.3.4 any Group Company and officers, employees or agents of such Group Company. 19.4 Further information in relation to the processing of personal data referred to in this Rule 19, including the details and identity of the data controller and of the Participant’s rights in respect of such personal data, is available in the Employee Data Protection Policy (or otherwise on request to the Company Secretary). 19.5 To the extent that the processing of personal data of a Participant referred to in this Rule 19 is subject to the laws or regulations of any jurisdiction that is not an EU member state and under which the legal grounds for processing described in Rule 19.1 do not provide a sufficient legal basis under such other laws or regulations for the processing referred to in Rule 19.1 to 19.3, by such processing for the purposes of such other laws or regulations (but shall not be deemed to consent to such processing for the purposes of EU Regulation 2016/679). 19.6 In this Rule19, “personal data” and “data controller” each have the meaning given in EU Regulation 2016/679 and “Employee Data Protection Policy” means such privacy policy or similar operated by any Group Company in relation to the processing of personal data as amended from time to time and as is applicable to the Participant. 20. GENERAL 20.1 In the event of any discrepancy between these Rules in English and (i) any copy of these Rules translated into any other language; or (ii) any communications, notices or materials issued in connection with this Plan, these Rules in English shall prevail. 20.2 The Plan shall terminate on the 10th anniversary of the approval of the Plan by the shareholders of the Company in general meeting, or at any earlier time by resolution of the Board or an ordinary resolution of the shareholders in general meeting. Such termination shall be without prejudice to the subsisting rights of Participants. British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 21 20.3 Save as otherwise provided under the Plan: 20.3.1 Shares issued and allotted pursuant to the Plan will rank pari passu in all respects with the Shares then in issue at the date of such allotment, except that they will not rank for any rights attaching to Shares by reference to a record date preceding the date of allotment; and 20.3.2 Shares to be transferred pursuant to the Plan will be transferred free of all liens, charges and encumbrances and together with all rights attaching thereto, except they will not rank for any rights attaching to Shares by reference to a record date preceding the date of transfer. 20.4 If and so long as the Shares are admitted to listing and/or for trading on any stock exchange or market, the Company shall apply for any Shares issued and allotted pursuant to the Plan to be so admitted as soon as practicable. 20.5 Any transfer of Shares under the Plan is subject to such consent, if any, of any authorities in any jurisdiction as may be required, and the Participant shall be responsible for complying with the requirements to obtain or obviate the necessity for such consents. 20.6 The terms of any individual's office or employment with any past or present Group Company, and the rights and obligations of the individual thereunder, shall not be affected by his participation in the Plan and the Plan shall not form part of any contract of employment between the individual and any such company. 20.7 An Eligible Employee shall have no right to receive an Award under the Plan and participation in the Plan and the grant of any Award is at the discretion of the Company. 20.8 Participation in the Plan by, or the grant of any Award under it to, a Participant in any year does not create any right to or expectation of participation in the Plan or the grant of any Award in any future year, even if the Participant has previously participated in the Plan (or any similar plan) over a long period of time and/or if participation in the Plan and/or an Award under it (or any similar plan) has been granted (including repeatedly) without the relevant Group Company specifically expressing the voluntary and discretionary nature at the time of each such participation or Award. 20.9 By participating in the Plan, the Participant waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any past or present Group Company for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from his ceasing to have rights under the Plan (including ceasing to be entitled to exercise any Option) as a result of such termination, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan, any determination by the Board pursuant to a discretion contained in the Plan or the provisions of any statute or law relating to taxation. 20.10 Benefits under the Plan shall not form part of a Participant's remuneration for any purpose and shall not be pensionable. 20.11 The invalidity or non-enforceability of any provision or Rule of the Plan shall not affect the validity or enforceability of the remaining provisions and Rules of the Plan which shall continue in full force and effect. 20.12 These Rules shall be governed by and construed in accordance with English Law. 20.13 The English courts shall have exclusive jurisdiction to determine any dispute which may arise out of, or in connection with, the Plan.

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 22 APPENDIX 1: OPERATION OF CLAW-BACK Claw-back prior to the transfer of Shares in respect of an Award (or "malus") 1. Where the Board determines (pursuant to Rule 15 (Claw-back)) that a Claw-back shall apply in respect of an Award prior to legal title to Shares having been transferred to the Participant pursuant to the Award (whether before or after vesting), the Claw-back shall be applied by the Board reducing the number of Shares in respect of which the Award may vest or, in the case of an Option, be exercised (or after vesting by reducing the number of Shares legal title to which may be transferred pursuant to the Award) by up to the number of Shares determined by the Board to be the excess number of Shares in respect of which the Award was granted and/or is outstanding (and the Award shall lapse to the extent so reduced, which may be in full). Claw-back following the transfer of Shares in respect of an Award 2. Where the Board determines (pursuant to Rule 15 (Claw-back)) that a Claw-back shall apply in respect of an Award following legal title to Shares having been transferred to the Participant pursuant to the Award (a "Post-Transfer Claw-back"), the Board shall determine: a. the excess number of Shares in respect of which the Award vested (the "Excess Shares"); and b. the aggregate Market Value of such Excess Shares (as determined by the Board) on the date on which the Award vested or, in the case of an Option, the date the Option was exercised (the "Equivalent Value"). 3. In the case of a Post-Transfer Claw-back: a. any dividends received in respect of the Shares subject to a Forfeitable Share Award pursuant to Rule 6.5 (Dividend rights on forfeitable Shares); and/or b. any cash payment made or additional Shares transferred pursuant to Rule 11 (Dividend equivalent) in respect of such Award shall be subject to the Claw-back to the extent that the Board determines that such cash payment or Shares relate to the Excess Shares. 4. A Post-Transfer Claw-back may be effected in such manner as may be determined by the Board, and notified to the Participant, including by any one or more of the following: a. by reducing the number of Shares and/or amount of cash in respect of which an Outstanding Award vests or may vest (or has vested, but in respect of which no Shares have yet been transferred or cash payment made), whether before or after the assessment of performance conditions in respect of such Outstanding Award, by the number of Excess Shares and/or the Equivalent Value (and such Outstanding Award shall lapse to the extent so reduced); b. by setting-off against any amounts payable by any Group Company to the Participant an amount up to the Equivalent Value (including from any bonus payment which may otherwise become payable to the Participant); and/or c. by requiring the Participant to immediately transfer to the Company a number of Shares equal to the Excess Shares or a cash amount equal to the Equivalent Value (which shall be an immediately payable debt due to the Company), provided that the Board may reduce the number of Excess Shares or the amount of the Equivalent Value subject to the Claw-back in order to take account of any Tax Liability (as defined in Rule 13 (Tax Liability)) which arose on the Excess Shares (howsoever delivered to the Participant). 5. For the avoidance of doubt, nothing in Rule 15 (Clawback) or this Appendix shall in any way restrict a Participant from being able to transfer or otherwise deal in Shares acquired on vesting or exercise of an Award. 6. In paragraph 4 above: "Outstanding Award" means any other Award under the Plan, any award or option under any other Employees' Share Scheme operated from time to time by any Group Company (other than any award or options granted under any arrangement which satisfies the British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 23 provisions of Schedules 2 or 3, or (unless the terms of such arrangement state that shares acquired thereunder are subject to claw-back) 4 or 5, of the Income Tax (Earnings and Pensions) Act 2003), or any bonus award under any bonus scheme operated from time to time by any Group Company, in each case which is either held by the Participant at the time of a determination that a Claw-back shall be applied or which are granted to the Participant following such a determination; and "vests" shall include shares or cash subject to an award becoming due to be transferred or paid, and in the case of an option, the option becoming exercisable.

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 24 APPENDIX 2: AWARDS GRANTED TO U.S. TAXPAYERS 1. INTERPRETATION 1.1 This Appendix shall form part of the Rules of the Plan. 1.2 In this Appendix a reference to a "Paragraph" is to a paragraph of this Appendix. 1.3 Capitalized terms used in this Appendix that are not otherwise defined in this Appendix shall have the meanings set forth in the Plan. 2. APPLICATION 2.1 The provisions of this Appendix shall apply to a Conditional Award or an Option that is held by any Participant while he or she is a U.S. Taxpayer. For the avoidance of doubt, any references to an Award in this Appendix shall be to a Conditional Award or an Option (and not to a Forfeitable Share Award). 2.2 To the extent that any provision of Paragraphs 4 to 10 is inconsistent with any Rule of the Plan, such provision of this Appendix shall take precedence. Paragraph 3 is included to aid interpretation. 3. PERFORMANCE AND SERVICE CONDITION Rule 5 – Performance Condition 3.1 All Awards to which this Appendix applies shall be subject to a Performance Condition, each element of which shall be assessed over the Performance Period (or, if applicable the period described in Rule 7.4). Rule 8 – Cessation of Office or Employment 3.2 All Awards to which this Appendix applies are subject to a service condition which applies until the Award's Normal Vesting Date or any earlier vesting date. Paragraph 5 – Awards where the "wait and see approach" shall apply (including all Awards subject to an extended vesting period); vesting date 3.3 Notwithstanding the date on which a Conditional Award that is subject to Paragraph 5 vests, the Shares in respect of which such Award vests shall not be transferred to the U.S. Taxpayer until the Normal Vesting Date (subject to any earlier date specified in Paragraph 5.5). Shares in respect of an Option that is subject to Paragraph 5 shall be deemed to be exercised on the date on which such Option vests pursuant to the Plan, as amended by this Appendix. Rule 8 and Paragraph 6 – Cessation of Office or Employment; Award without extended vesting period and where the Committee does not determine that the "wait and see" approach shall apply 3.4 An Award that is subject to Paragraph 6 will be subject to a service condition until the date on which it vests, and (a) Shares in respect of a Conditional Award will be transferred to the U.S. Taxpayer no later than the 15th day of the third month following the end of the calendar year in which the Award is no longer subject to a substantial risk of forfeiture (within the meaning of Code § 409A) and (b) Shares in respect of an Option shall be deemed to be exercised on the date on which such Option vests. Rules 7, 8 and 9 – Vesting, Cessation of Office or Employment and Corporate Actions 3.5 Where an Award vests prior to the Normal Vesting Date, the extent of vesting shall be determined by such applicable Rule. Lapse 3.6 Awards to which this Appendix applies shall lapse at any time specified in the Rules or this Appendix. British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 25 4. APPLICATION OF PARAGRAPH 5 AND 6 An Award to which this Appendix applies shall be subject to Paragraph 5 or 6, but shall only be capable of being subject to one of Paragraph 5 or Paragraph 6, and which such Paragraph the Award is subject to shall be determined without any involvement of the U.S. Taxpayer and shall not be capable of change for any reason. 5. AWARDS (I) WHERE THE “WAIT AND SEE” APPROACH SHALL APPLY (INCLUDING ALL AWARDS SUBJECT TO AN EXTENDED VESTING PERIOD), (II) DESCRIBED IN PARAGRAPHS 3.1 AND 3.2 OF ADDENDUM I TO THE PLAN OR (III) THAT OTHERWISE ARE NOT EXEMPT FROM CODE § 409A AS A SHORT-TERM DEFERRAL 5.1 An Award shall be subject to this Paragraph 5 if: 5.1.1 the Normal Vesting Date of an Award is more than one year after the end of the Performance Period; 5.1.2 on the Grant Date the U.S. Taxpayer is a director of the Company or a member of the Management Board of the Company (unless determined otherwise by the Committee prior to the Grant Date); 5.1.3 such Award is otherwise not exempt from Code § 409A by reason of complying with the short-term deferral exemption from Code § 409A; and/or 5.1.4 it is so determined by the Committee prior to the Grant Date (including pursuant to Paragraph 3.2 of Addendum I to the Plan). 5.2 An Award which is subject to this Paragraph 5 shall vest on the earliest of: 5.2.1 the Normal Vesting Date; 5.2.2 any date on which the Award vests pursuant to Rule 9 (subject to Paragraph 5.3); 5.2.3 the U.S. Taxpayer's death; or 5.2.4 any earlier vesting date determined by the Board pursuant to Rule 7.7 or Rule 8.2 (including pursuant to Paragraph 3.1 of Addendum I to the Plan). 5.3 An Award subject to this Paragraph 5: 5.3.1 may only vest under Rule 9 if the event falling within Rule 9 which would give rise to such vesting constitutes a "change in control event" as described in U.S. Treasury Regulations or other guidance issued pursuant to Code § 409A; and 5.3.2 to the extent it does not vest by such time, shall lapse on any date on which an Option would lapse pursuant to Rule 9.2 to 9.6. 5.4 An Award subject to this Paragraph 5 that is an Option shall be deemed to be automatically exercised to the fullest extent permitted by the Rules on the date on which it vests pursuant to the Plan, as amended by this Appendix, and such Shares shall become due to be transferred to the U.S. Taxpayer within 60 days (90 days if such Option vests pursuant to Paragraph 5.2.3) of such date of automatic exercise. 5.5 Any Shares in respect of which a Conditional Award which is subject to this Paragraph 5 vests shall become due to be transferred to the U.S. Taxpayer within 60 days (90 days in the case of Paragraph 5.5.2(ii) below) of the earlier of:

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 26 5.5.1 the Normal Vesting Date; or 5.5.2 if applicable, (i) the date set forth in Paragraph 5.2.2; (ii) the date set forth in Paragraph 5.2.3 or (iii) any applicable date described in Paragraph 5.2.4, and shall be transferred within such period (and, for the avoidance of doubt, not prior to such period). 5.6 The Board shall not exercise its discretion in connection with the operation of Rule 8.2.4 in contradiction of this Paragraph 5. 6. AWARDS WITHOUT AN EXTENDED VESTING PERIOD AND WHERE THE “WAIT AND SEE” APPROACH DOES NOT APPLY AND THAT ARE OTHERWISE EXEMPT FROM CODE § 409A AS A SHORT-TERM DEFERRAL 6.1 An Award shall be subject to this Paragraph 6 if the Award is not subject to Paragraph 5. 6.2 An Award which is subject to this Paragraph 6 shall, subject to Rule 7.6, vest on the earliest of: 6.2.1 the Normal Vesting Date; 6.2.2 any date on which the Award vests pursuant to Rule 9; 6.2.3 the Participant's death; 6.2.4 any earlier vesting date determined by the Board pursuant to Rule 7.7; and 6.2.5 the date on which the U.S. Taxpayer ceases to hold office or employment with any Group Company for any of the reasons specified in Rule 8.2 (for the avoidance of doubt subject to Rule 8.8). 6.3 An Award subject to this Paragraph 6 that is an Option shall be deemed to be automatically exercised to the fullest extent permitted by the Rules on the date on which it vests pursuant to this Plan, as amended by this Appendix, and such Shares shall become due to be transferred to the U.S. Taxpayer no later than the 15th day of March in the calendar year immediately following the calendar year in which the Award is no longer subject to a substantial risk of forfeiture (within the meaning of Code § 409A). 6.4 Any Shares in respect of which a Conditional Award which is subject to this Paragraph 6 vests shall be transferred to the U.S. Taxpayer no later than the 15th day of March in the calendar year immediately following the calendar year in which the Award is no longer subject to a substantial risk of forfeiture (within the meaning of Code § 409A). 6.5 Rule 8.3.1 shall not apply to an Award which is subject to this Paragraph 6. 6.6 The Board shall not exercise its discretion in connection with the operation of Rule 8.2.4 in contradiction of this Paragraph 6. 7. DIVIDEND EQUIVALENTS Any payment to which a U.S. Taxpayer may become entitled under Rule 11 with respect to an Award shall be paid to the U.S. Taxpayer at the same time as the transfer of Shares under Paragraph 5.4, 5.5, 6.3 or 6.4, as applicable. 8. CASH ALTERNATIVE 8.1 If Shares cannot be delivered in accordance with Paragraph 5.4, 5.5, 6.3 or 6.4, as applicable, because of a Dealing Restriction, such Award shall instead be satisfied by the payment of a cash equivalent amount pursuant to Rule 12 (as such Rule is amended by Paragraph 8.2). 8.2 Any cash payment to which a U.S. Taxpayer may become entitled under Rule 12 with respect to an Award shall be paid to the U.S. Taxpayer at the same time as the transfer of Shares would have occurred under Paragraph 5.4, 5.5, 6.3 or 6.4, as applicable. British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 27 9. CODE § 409A EXEMPTION AND COMPLIANCE 9.1 Awards subject to Paragraph 6 are intended to be exempt from Code § 409A to the maximum extent possible under the exemption for “short-term deferrals” specified in the Treasury Regulations, and the provisions of this Appendix and the Plan, as it applies to such Award, shall be construed, interpreted and applied accordingly. Without limiting the foregoing, the Board shall not exercise any discretion that is otherwise afforded to it under the Plan in a manner that is inconsistent with such treatment. For the avoidance of doubt, any Award subject to Paragraph 6 shall, in all events, be paid within the short-term deferral period specified in Treasury Regulation § 1.409A-1(b)(4). 9.2 To the extent that any Award to which this Appendix applies is subject to Code § 409A, the provisions of this Appendix and the Plan, as it applies to such Award, shall be construed, interpreted and applied in such a way as to comply with the applicable provisions of Code § 409A to the maximum extent possible. If an Award is subject to Code § 409A, then: (i) any payment or transfer of Shares on account of a change in control shall be made only if the change in control qualifies as a “change in control event,” as defined for purposes of Code § 409A; (ii) any provision in the Plan that is inconsistent with the requirements of Code § 409A shall not apply to such Award; (iii) the Board shall exercise discretion otherwise afforded to it under the Plan (including under Appendix 1 to the Plan) only to the extent that such exercise of discretion is consistent with the requirements of Code § 409A; and (iv) the U.S. Taxpayer shall not have the right to designate any payment date with respect to such Award. 9.3 In the event that a U.S. Taxpayer is deemed to be a "specified employee" on the date of his or her “separation from service,” as defined for purposes of Code § 409A (other than by reason of death), determined pursuant to identification methodology adopted by a Group Company in compliance with Code § 409A, and if any portion of the Shares or other payments to be received by such U.S. Taxpayer in respect of an Award upon separation from service would constitute a “deferral of compensation” subject to Code § 409A, then to the extent necessary to comply with Code § 409A, Shares or amounts that would otherwise be delivered or payable pursuant to this Plan, as amended by this Appendix, during the six (6) month period immediately following the date of such U.S. Taxpayer’s separation from service shall instead be delivered or paid either (i) during the period commencing on the date that is six (6) months and one (1) day following the date of such U.S. Taxpayer’s separation from service and ending fifteen (15) days following the first business day of the seventh month after the date of such separation from service, provided that the U.S. Taxpayer shall not have the right to designate the delivery or payment date, or (ii) if earlier, as soon as practicable (and in any event within ninety (90) days) after the U.S. Taxpayer’s death. 9.4 Each Award hereunder shall constitute a separate payment within the meaning of Treasury Regulation §1.409A-2(b)(2). 10. COOPERATION In the event that the terms of this Plan would subject any U.S. Taxpayer to taxes or penalties under Code § 409A ("409A Penalties"), the Committee, the Company and such U.S. Taxpayer shall cooperate diligently to amend the terms of the Plan and the U.S. Taxpayer’s Award agreement to avoid such 409A Penalties, to the extent possible, provided that in no event shall any Group Company be responsible for any 409A Penalties that arise in connection with any amounts payable in respect of any Award granted under this Plan. 11. SETTLEMENT No Award subject to paragraph 5 of this Appendix shall be settled with Shares from a trust.

British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 28 ADDENDUM I: AWARDS GRANTED TO RAI PARTICIPANTS (PRIOR TO 2020) 1. APPLICATION 1.1 This Addendum applies to Participants who are employees of Reynolds American Inc. or a subsidiary of Reynolds American Inc. (collectively, “RAI” and such Participants, “RAI Participants”). 1.2 This Addendum sets out certain additional terms which apply in respect of Awards granted under the Plan to RAI Participants prior to 2020. 1.3 References in this Addendum to a “Rule” is to the Rule of the Plan. Capitalized terms used in this Addendum shall, save where otherwise defined herein, have the meaning given in the Rules. To the extent that any provision of this Addendum is inconsistent with any Rule of the Plan, such provision of this Addendum shall take precedence. 2. MODIFICATION 2.1 The Board may at any time, and without notice to any person, add or alter or discontinue the terms of this Addendum in any respect without prior notice to any Participant. 3. TERMS Retirement 3.1 Pursuant to Rule 8.2.5 (Reasons for cessation where Award remain capable of vesting) it has been determined that Rule 8.1 (Cessation where Awards lapse) shall not apply in respect of a RAI Participant who ceases to hold office or employment with any Group Company (within the meaning of Rule 8.8 (Meaning of cessation of office or employment)) in circumstances where the RAI Participant meets the criteria set out below (provided that this provision shall not apply where, in the opinion of the Board, the RAI Participant has committed an act or omission which justifies, or in the opinion of the Board would have justified, summary dismissal of service or notice of cessation of employment on the grounds of misconduct). The criteria referred to are: a RAI Participant’s voluntary termination of his or her employment with RAI (i) on or after his or her 65th birthday, (ii) on or after his or her 55th birthday with 10 or more years of service with RAI, or (iii) on or after his or her 50th birthday with 20 or more years of service with RAI. RAI shall establish such policies, procedures, rules and guidelines as it determines to be appropriate to administer the preceding sentence, including the form and timing of the RAI Participant’s notice of the RAI Participant’s intent to retire. 3.2 Notwithstanding anything in the Plan or Appendix 2 to the Plan to the contrary, a Conditional Award or an Option granted to a RAI Participant who is on the Grant Date, or who may become during the applicable Performance Period, eligible for the application of the preceding paragraph, shall be subject to the terms of Paragraph 5 of Appendix 2 to the Plan. Disability 3.3 With respect to RAI Participants, the reference to “disability” in Rule 8.2 (Reasons for cessation where Awards remain capable of vesting) shall mean that the RAI Participant has become eligible for and is in receipt of benefits under RAI’s Long-Term Disability Plan. RAI shall establish such policies, procedures, rules and guidelines as it determines to be appropriate to administer the preceding sentence. 4. SETTLEMENT 4.1 Awards granted to RAI Participants may, at the discretion of the Board, be satisfied by the transfer of British American Tobacco p.l.c. American Depositary Shares, and references in the Plan (including any Appendix, Schedule or Addendum thereto) to “Shares” shall be read accordingly. 4.2 No Award subject to this Addendum shall be settled with Shares from a trust. British American Tobacco 2016 Long Term Incentive Plan 10/46973465_30 29 ADDENDUM II: AWARDS GRANTED TO RAI PARTICIPANTS (FROM 2020) 1. APPLICATION 1.1 This Addendum applies to Participants who are employees of Reynolds American Inc. or a subsidiary of Reynolds American Inc. (collectively, “RAI” and such Participants, “RAI Participants”). 1.2 This Addendum sets out certain additional terms which currently apply in respect of Awards granted under the Plan to RAI Participants from 2020. 1.3 References in this Addendum to a “Rule” is to the Rule of the Plan. Capitalized terms used in this Addendum shall, save where otherwise defined herein, have the meaning given in the Rules. To the extent that any provision of this Addendum is inconsistent with any Rule of the Plan, such provision of this Addendum shall take precedence. 2. MODIFICATION 2.1 The Board may at any time, and without notice to any person, add or alter or discontinue the terms of this Addendum in any respect without prior notice to any Participant. 3. TERMS Disability 3.1 With respect to RAI Participants, the reference to “disability” in Rule 8.2 (Reasons for cessation where Awards remain capable of vesting) shall mean that the RAI Participant has become eligible for and is in receipt of benefits under RAI’s Long-Term Disability Plan. RAI shall establish such policies, procedures, rules and guidelines as it determines to be appropriate to administer the preceding sentence. 4. SETTLEMENT 4.1 Awards granted to RAI Participants may, at the discretion of the Board, be satisfied by the transfer of British American Tobacco p.l.c. American Depositary Shares, and references in the Plan (including any Appendix, Schedule or Addendum thereto) to “Shares” shall be read accordingly. 4.2 No Award subject to this Addendum shall be settled with Shares from a trust.

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 30 SCHEDULE 1: PERFORMANCE CONDITIONS SCHEDULE 1A PERFORMANCE CONDITION APPLICABLE TO AWARDS GRANTED IN 2016, 2017 2018, 2019, 2020 and 2021 TO PARTICIPANTS OTHER THAN EXECUTIVE DIRECTORS 1. Subject to the Rules, the extent to which the Shares in respect of which an Award is granted (the "Award Shares") may vest shall be determined: a. as to 40% of the Award Shares, by reference to the performance target based on Earnings per Share specified in paragraph 3 below is satisfied b. as to 20% of the Award Shares, by reference to the performance target based on Total Shareholder Return specified in paragraph 4 below; c. as to 20% of the Award Shares, by reference to the performance target based on the Operating Cash Flow Conversion Ratio specified in paragraph 5 below; and d. as to 20% of the Award Shares, by reference to the performance target based on Net Turnover specified in paragraph 6 below. 2. The Performance Period for a. Awards granted in 2016 shall commence on 1 January 2016 and end on 31 December 2018; b. Awards granted in 2017 shall commence on 1 January 2017 and end on 31 December 2019; c. Awards granted in 2018 shall commence on 1 January 2018 and end on 31 December 2020; d. Awards granted in 2019 shall commence on 1 January 2019 and end on 31 December 2021; e. Awards granted in 2020 shall commence on 1 January 2020 and end on 31 December 2022; and f. Awards granted in 2021 shall commence on 1 January 2021 and end on 31 December 2023. 3. Earnings per Share a. The performance target in this paragraph 3 (the "EPS Target") shall consist of two equal, independent elements such that the number of Award Shares which vest pursuant to this EPS Target shall be the aggregate of the number of Award Shares which vest pursuant to each element. b. Each element of the EPS Target operates by calculating the compound annual growth in adjusted diluted earnings per share (unless the Board determines that an alternative definition of earnings per share is more appropriate) for the Company, in the case of the first element measured at current rates of exchange, and in the case of the second element measured at constant rates of exchange. EPS Target: current rates of exchange c. The percentage of the Award Shares which may vest pursuant to this element of the EPS Target depends upon the compound annual growth in adjusted diluted earnings per share over the Performance Period, measured at current rates of exchange, as follows: British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 31 Compound annual growth rate in adjusted diluted EPS (measured at current rates of exchange) over the Performance Period % of the Award Shares which vest pursuant to this element of the EPS Target 10% pa or greater 20% Between 10% pa and 5% pa Pro-rata between 20% and 4% 5% pa 4% Less than 5% pa 0% EPS Target: constant rates of exchange d. The percentage of the Award Shares which may vest pursuant to this element of the EPS Target depends upon the compound annual growth in adjusted diluted earnings per share over the Performance Period, measured at constant rates of exchange, as follows: Compound annual growth rate in adjusted diluted EPS (measured at constant rates of exchange) over the Performance Period % of the Award Shares which vest pursuant to this element of the EPS Target 10% pa or greater 20% Between 10% pa and 5% pa Pro-rata between 20% and 4% 5% pa 4% Less than 5% pa 0% e. For the purposes of paragraphs 3.c and 3.d above, compound annual growth in adjusted diluted earnings per share over the Performance Period (expressed as a percentage) is calculated as follows: Where: E0 = adjusted diluted earnings per share of the Company in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and E3 = adjusted diluted earnings per share of the Company in the final Financial Year of the Performance Period (being "Year 3"), measured at: i. current rates of exchange for the purposes of paragraph 3.c; and ii. constant rates of exchange for the purposes of paragraph 3.d, for which purpose the value of E0 and E3 shall be taken as index values, with the value for E0 being the base index value (representing adjusted diluted earnings per share in Year 0), [ { ( E3 ) ^ 1/3 } - 1 ] × 100 E0

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 32 with the purpose of such index being to reflect changes over the Performance Period in adjusted diluted earnings per share of the Company as measured on a constant currency basis, and E3 being taken as the value of such index for Year 3, and in either case provided that if the Board determines that a measurement of earnings per share other than adjusted diluted earnings per share is more appropriate the calculation shall be on that other basis and this paragraph 3 shall apply accordingly). 4. TSR Target a. The percentage of the Award Shares which may vest pursuant to the performance target in this paragraph 4 (the "TSR Target") depends upon the Company's Total Shareholder Return over the Performance Period relative to the Total Shareholder Return of the Comparator Group: Ranked position of the Company's TSR against the relevant comparator companies % of the Award Shares which vest pursuant to this TSR Target Upper quartile or above 20% Between upper quartile and median Pro-rata between 20% and 4% Median 4% Below median 0% b. For the purpose of this TSR Target: i. The Comparator Group shall comprise the following companies: [Altria Group]1 Heineken Nestlé Anheuser-Busch InBev Imperial Brands PepsiCo Inc Campbell Soup Company Japan Tobacco Pernod Ricard Carlsberg A/S Johnson & Johnson Philip Morris International Coca-Cola Kellogg Procter & Gamble Colgate-Palmolive Kimberley-Clark Reckitt Benckiser Danone LVMH [SABMiller]2 Diageo Mondelēz International Unilever ii. The Total Shareholder Return of the Company and each of the relevant comparator companies over the relevant Performance Period (expressed as a percentage) shall be computed as follows: 1 Included only for Awards granted from 2019 2 Included only for Awards granted in 2016 { ( TSR3 ) ^ 1/3 } - 1 TSR0 British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 33 Where: TSR0 = the average return index of the relevant companies as calculated by Datastream (or other such data provider as determined by the Board) (excluding Saturdays and Sundays) in the three months preceding the beginning of the Performance Period; and TSR3 = the average return index (calculated in the same manner as for TSR0) in the 3 months preceding the end of the Performance Period. iii. Unless the Board determines otherwise, the Total Shareholder Return for the Company and each of the relevant comparator companies shall be calculated on a local currency basis. iv. The Company and the companies in the Comparator Group shall be ranked by the resulting Total Shareholder Return figures, with the company with the highest figure having the highest ranking, and median and upper quartile performance shall be determined on such basis as the Board, acting reasonably, may specify from time to time. 5. Operating Cash Flow Conversion Ratio Target a. The percentage of the Award Shares which may vest pursuant to the performance target in this paragraph 5 (the "Operating Cash Flow Conversion Ratio Target") depends upon the Company's average Operating Cash Flow as a percentage of Adjusted Operating Profit over the Performance Period: Average Operating Cash Flow Conversion Ratio over the Performance Period % of the Award Shares which vest pursuant to the Operating Cash Flow Conversion Ratio Target 95% or above 20% Between 95% and 85% Pro-rata between 20% and 4% 85% 4% Less than 85% of Adjusted Operating Profit 0% b. For the purpose of this Operating Cash Flow Conversion Ratio Target: i. the "Average Operating Cash Flow Conversion Ratio" is the aggregate of the Operating Cash Flow Conversion Ratios for each Financial Year in the Performance Period, divided by the number of Financial Years in the Performance Period; and ii. the "Operating Cash Flow Conversion Ratio" for a Financial Year (expressed as a percentage) is calculated as follows: Where: "Operating Cash Flow" in respect of a Financial Year is the adjusted profit from operations (excluding associates) plus depreciation, amortisation and impairment, plus other non-cash items, less the increase / (decrease) in working capital, less net capital expenditure, in each case for such Financial Year. All of these items are excluding ( Operating Cash Flow ) × 100 Adjusted Operating Profit

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 34 costs and movements relating to restructuring and integration in the Financial Year; and "Adjusted Operating Profit" in respect of a Financial Year is derived by excluding the adjusting items from the profit from operations for such Financial Year. Adjusting items include restructuring and integration costs, amortisation and impairment of trademarks and similar intangibles, a gain on deemed partial disposal of a trademark and a payment and release of a provision relating to non-tobacco litigation. For the purpose of this Operating Cash Flow Conversion Ratio Target, Operating Cash Flow and Adjusted Operating Profit are calculated at current rates of exchange, unless the Board determines otherwise. 6. Net Turnover Target a. The performance target in this paragraph 6 (the "NTO Target") operates by calculating the compound annual growth in the Net Turnover of the Company, measured at constant rates of exchange on an organic basis. b. The percentage of the Award Shares which may vest pursuant to this NTO Target depends upon the compound annual growth in Net Turnover over the Performance Period as follows: Compound annual growth of Net Turnover over the Performance Period % of the Award Shares which vest pursuant to this NTO Target 5% pa or greater 20% Between 5% pa and 3% pa Pro-rata between 20% and 4% 3% pa 4% Less than 3% pa 0% provided that, notwithstanding above, but subject to the Rules, no Award Shares shall vest pursuant to this NTO Target unless the three-year constant currency compound annual growth rate of underlying adjusted operating profit exceeds the compound annual growth rate of the threshold performance level for underlying adjusted operating profit, as defined annually in the International Executive Incentive Scheme (as approved by the Board). c. For the purposes of this NTO Target, compound annual growth of Net Turnover (expressed as a percentage) is calculated as follows: Where: NTO0 = Net Turnover in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and NTO3 = Net Turnover in the final Financial Year of the Performance Period (being "Year 3"), measured at constant rates of exchange, for which purpose the value of NTO0 and NTO3 shall be taken as index values, with the value for NTO0 being the base index value (representing Net Turnover in Year 0), with the purpose of such index being to reflect changes over the Performance Period in Net Turnover of the Company as measured on a constant currency basis, and NTO3 being taken as the value of such [ { ( NTO3 ) ^ 1/3 } - 1 ] X 100 NTO0 British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 35 index for Year 3, and where the values for NTO3 and/or NTO0 shall be adjusted in such manner as is determined by the Board to exclude any Net Turnover attributable to any business acquired or disposed of during the Performance Period or otherwise with the intention that the growth in Net Turnover is assessed by reference to organic growth. 7. Exchange rates In this Schedule: "current rates of exchange" means exchange rates applied for each year relevant to a given calculation based on the average exchange rate in that year; and "constant rates of exchange" means exchange rates applied based on a re-translation, at prior year exchange rates, of the current year information, in order that the same exchange rates are applied for each year relevant to a given calculation. 8. Adjustment to vesting outcome a. After the performance targets in paragraphs 3 to 6 have been assessed, the Board may make such adjustment to the percentage of Shares of the Award Shares that vest pursuant to one or more of such performance targets to ensure a fair result for both the Participants and shareholders. b. An adjustment pursuant to this paragraph 8 may be either positive (but, for the avoidance of doubt, not so that the percentage of the Award Shares which vests pursuant to any one of the performance targets in paragraphs 3 to 6 exceeds the maximum percentage of the Award Shares which may vest pursuant to that performance target, as set out in paragraph 1) or negative (including reducing the percentage of Awards Shares which vest to nil). For the avoidance of doubt, where the Board makes any adjustment pursuant to this paragraph 8 the percentage of Award Shares to be transferred shall be the percentage as adjusted by the Board notwithstanding the outcome of the performance targets as set out in paragraphs 3 to 6. c. For the avoidance of doubt, vesting outcomes are subject to any forfeiture or reduction of Awards pursuant to Rule 15 (Claw-back). 9. Adjustments to performance targets a. In the event of: i. a change to the accounting standards of the Company or similar event; ii. any events which affect any of the companies comprised in the Comparator Group (such as a merger or de-listing); iii. any variation of capital of the Company or a demerger, delisting, special dividend, rights issue or other event which may, in the opinion of the Board, affect the current or future value of the Company's shares; or iv. any other similar event the Board considers relevant which may unduly affect the calculation of the performance targets set out in paragraphs 3 to 6, the Board may make such adjustments to the terms of this Performance Condition as it determines appropriate to reflect such event with the intention of ensuring that this Performance Condition continues to assess the performance of the Company on a consistent basis over the Performance Period. b. This Performance Condition may be amended in accordance with Rule 5.4 of the Plan.

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 36 General 10. References in this Schedule 1A to a paragraph are to a paragraph of this Schedule 1A. British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 37 SCHEDULE 1B PERFORMANCE CONDITION APPLICABLE TO AWARDS GRANTED IN 2016, 2017, 2018, 2019, 2020 and 2021 TO EXECUTIVE DIRECTORS OF THE COMPANY 1. Subject to the Rules, the extent to which the Shares in respect of which an Award is granted (the "Award Shares") may vest shall be determined: a. as to 40% of the Award Shares, by reference to the performance target based on Earnings per Share specified in paragraph 3 below is satisfied b. as to 20% of the Award Shares, by reference to the performance target based on Total Shareholder Return specified in paragraph 4 below; c. as to 20% of the Award Shares, by reference to the performance target based on the Operating Cash Flow Conversion Ratio specified in paragraph 5 below; and d. as to 20% of the Award Shares, by reference to the performance target based on Net Turnover specified in paragraph 6 below. 2. The Performance Period for: a. Awards granted in 2016 shall commence on 1 January 2016 and end on 31 December 2018; b. Awards granted in 2017 shall commence on 1 January 2017 and end on 31 December 2019; c. Awards granted in 2018 shall commence on 1 January 2018 and end on 31 December 2020; d. Awards granted in 2019 shall commence on 1 January 2019 and end on 31 December 2021; e. Awards granted in 2020 shall commence on 1 January 2020 and end on 31 December 2022; and f. Awards granted in 2021 shall commence on 1 January 2021 and end on 31 December 2023. 3. Earnings per Share a. The performance target in this paragraph 3 (the "EPS Target") shall consist of two equal, independent elements such that the number of Award Shares which vest pursuant to this EPS Target shall be the aggregate of the number of Award Shares which vest pursuant to each element. b. Each element of the EPS Target operates by calculating the compound annual growth in adjusted diluted earnings per share for the Company, in the case of the first element measured at current rates of exchange, and in the case of the second element measured at constant rates of exchange. EPS Target: current rates of exchange c. The percentage of the Award Shares which may vest pursuant to this element of the EPS Target depends upon the compound annual growth in adjusted diluted earnings per share over the Performance Period, measured at current rates of exchange, as follows:

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 38 Compound annual growth rate in adjusted diluted EPS (measured at current rates of exchange) over the Performance Period % of the Award Shares which vest pursuant to this element of the EPS Target 10% pa or greater 20% Between 10% pa and 5% pa Pro-rata between 20% and 3% 5% pa 3% Less than 5% pa 0% EPS Target: constant rates of exchange d. The percentage of the Award Shares which may vest pursuant to this element of the EPS Target depends upon the compound annual growth in adjusted diluted earnings per share over the Performance Period, measured at constant rates of exchange, as follows: Compound annual growth rate in adjusted diluted EPS (measured at constant rates of exchange) over the Performance Period % of the Award Shares which vest pursuant to this element of the EPS Target 10% pa or greater 20% Between 10% pa and 5% pa Pro-rata between 20% and 3% 5% pa 3% Less than 5% pa 0% e. For the purposes of paragraphs 3.c and 3.d above, compound annual growth in adjusted diluted earnings per share over the Performance Period (expressed as a percentage) is calculated as follows: Where: E0 = adjusted diluted earnings per share of the Company in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and E3 = adjusted diluted earnings per share of the Company in the final Financial Year of the Performance Period (being "Year 3"), measured at: i. current rates of exchange for the purposes of paragraph 3.c; and ii. constant rates of exchange for the purposes of paragraph 3.d, for which purpose the value of E0 and E3 shall be taken as index values, with the value for E0 being the base index value (representing adjusted diluted earnings per share in Year 0), with the purpose of such index being to reflect changes over the Performance [ { ( E3 ) ^ 1/3 } - 1 ] × 100 E0 British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 39 Period in adjusted diluted earnings per share of the Company as measured on a constant currency basis, and E3 being taken as the value of such index for Year 3. 4. TSR Target a. The percentage of the Award Shares which may vest pursuant to the performance target in this paragraph 4 (the "TSR Target") depends upon the Company's Total Shareholder Return over the Performance Period relative to the Total Shareholder Return of the Comparator Group: Ranked position of the Company's TSR against the relevant comparator companies % of the Award Shares which vest pursuant to this TSR Target Upper quartile or above 20% Between upper quartile and median Pro-rata between 20% and 3% Median 3% Below median 0% b. For the purpose of this TSR Target: i. The Comparator Group shall comprise the following companies: [Altria Group]3 Heineken Nestlé Anheuser-Busch InBev Imperial Brands PepsiCo Inc Campbell Soup Company Japan Tobacco Pernod Ricard Carlsberg A/S Johnson & Johnson Philip Morris International Coca-Cola Kellogg Procter & Gamble Colgate-Palmolive Kimberley-Clark Reckitt Benckiser Danone LVMH [SABMiller]4 Diageo Mondelēz International Unilever ii. The Total Shareholder Return of the Company and each of the relevant comparator companies over the relevant Performance Period (expressed as a percentage) shall be computed as follows: Where: TSR0 = the average return index of the relevant companies as calculated by Datastream (or other such data provider as determined by the Board) 3 Included only for Awards granted from 2019 4 Included only for Awards granted in 2016 { ( TSR3 ) ^ 1/3 } - 1 TSR0

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 40 (excluding Saturdays and Sundays) in the three months preceding the beginning of the Performance Period; and TSR3 = the average return index (calculated in the same manner as for TSR0) in the 3 months preceding the end of the Performance Period. iii. The Total Shareholder Return for the Company and each of the relevant comparator companies shall be calculated on a local currency basis. iv. The Company and the companies in the Comparator Group shall be ranked by the resulting Total Shareholder Return figures, with the company with the highest figure having the highest ranking, and median and upper quartile performance shall be determined on such basis as the Board, acting reasonably, may specify from time to time. 5. Operating Cash Flow Conversion Ratio Target a. The percentage of the Award Shares which may vest pursuant to the performance target in this paragraph 5 (the "Operating Cash Flow Conversion Ratio Target") depends upon the Company's average Operating Cash Flow as a percentage of Adjusted Operating Profit over the Performance Period: Average Operating Cash Flow Conversion Ratio over the Performance Period % of the Award Shares which vest pursuant to the Operating Cash Flow Conversion Ratio Target 95% or above 20% Between 95% and 85% Pro-rata between 20% and 3% 85% 3% Less than 85% of Adjusted Operating Profit 0% b. For the purpose of this Operating Cash Flow Conversion Ratio Target: i. the "Average Operating Cash Flow Conversion Ratio" is the aggregate of the Operating Cash Flow Conversion Ratios for each Financial Year in the Performance Period, divided by the number of Financial Years in the Performance Period; and ii. the "Operating Cash Flow Conversion Ratio" for a Financial Year (expressed as a percentage) is calculated as follows: Where: "Operating Cash Flow" in respect of a Financial Year is the adjusted profit from operations (excluding associates) plus depreciation, amortisation and impairment, plus other non-cash items, less the increase / (decrease) in working capital, less net capital expenditure, in each case for such Financial Year. All of these items are excluding costs and movements relating to restructuring and integration in the Financial Year; and ( Operating Cash Flow ) × 100 Adjusted Operating Profit British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 41 "Adjusted Operating Profit" in respect of a Financial Year is derived by excluding the adjusting items from the profit from operations for such Financial Year. Adjusting items include restructuring and integration costs, amortisation and impairment of trademarks and similar intangibles, a gain on deemed partial disposal of a trademark and a payment and release of a provision relating to non-tobacco litigation. For the purpose of this Operating Cash Flow Conversion Ratio Target, Operating Cash Flow and Adjusted Operating Profit are calculated at current rates of exchange. 6. Net Turnover Target a. The performance target in this paragraph 6 (the "NTO Target") operates by calculating the compound annual growth in the Net Turnover of the Company, measured at constant rates of exchange on an organic basis. b. The percentage of the Award Shares which may vest pursuant to this NTO Target depends upon the compound annual growth in Net Turnover over the Performance Period as follows: Compound annual growth of Net Turnover over the Performance Period % of the Award Shares which vest pursuant to this NTO Target 5% pa or greater 20% Between 5% pa and 3% pa Pro-rata between 20% and 3% 3% pa 3% Less than 3% pa 0% provided that, notwithstanding above, but subject to the Rules, no Award Shares shall vest pursuant to this NTO Target unless the three-year constant currency compound annual growth rate of underlying adjusted operating profit exceeds the compound annual growth rate of the threshold performance level for underlying adjusted operating profit, as defined annually in the International Executive Incentive Scheme (as approved by the Board). c. For the purposes of this NTO Target, compound annual growth of Net Turnover (expressed as a percentage) is calculated as follows: Where: NTO0 = Net Turnover in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and NTO3 = Net Turnover in the final Financial Year of the Performance Period (being "Year 3"), measured at constant rates of exchange, for which purpose the value of NTO0 and NTO3 shall be taken as index values, with the value for NTO0 being the base index value (representing Net Turnover in Year 0), with the purpose of such index being to reflect changes over the Performance Period in Net Turnover of the Company as measured on a constant currency basis, with NTO3 being taken as the value of such index for Year 3, and where the values for NTO3 and/or NTO0 shall be adjusted in such manner as is determined by the Board to exclude any Net Turnover attributable [ { ( NTO3 ) ^ 1/3 } - 1 ] X 100 NTO0

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 42 to any business acquired or disposed of during the Performance Period or otherwise with the intention that the growth in Net Turnover is assessed by reference to organic growth. 7. Exchange rates In this Schedule: "current rates of exchange" means exchange rates applied for each year relevant to a given calculation based on the average exchange rate in that year; and "constant rates of exchange" means exchange rates applied based on a re-translation, at prior year exchange rates, of the current year information, in order that the same exchange rates are applied for each year relevant to a given calculation. 8. Adjustment to vesting outcome a. After the performance targets in paragraphs 3 to 6 have been assessed, the Board may make such adjustment to the percentage of Shares of the Award Shares that vest pursuant to one or more of such performance targets to ensure a fair result for both the Participants and shareholders. b. An adjustment pursuant to this paragraph 8 may be either positive (but, for the avoidance of doubt, not so that the percentage of the Award Shares which vests pursuant to any one of the performance targets in paragraphs 3 to 6 exceeds the maximum percentage of the Award Shares which may vest pursuant to that performance target, as set out in paragraph 1) or negative (including reducing the percentage of Awards Shares which vest to nil). For the avoidance of doubt, where the Board makes any adjustment pursuant to this paragraph 8 the percentage of Award Shares to be transferred shall be the percentage as adjusted by the Board notwithstanding the outcome of the performance targets as set out in paragraphs 3 to 6. c. For the avoidance of doubt, vesting outcomes are subject to any forfeiture or reduction of Awards pursuant to Rule 15 (Claw-back). 9. Adjustments to performance targets a. In the event of: i. a change to the accounting standards of the Company or similar event; ii. any events which affect any of the companies comprised in the Comparator Group (such as a merger or de-listing); iii. any variation of capital of the Company or a demerger, delisting, special dividend, rights issue or other event which may, in the opinion of the Board, affect the current or future value of the Company's shares; or iv. any other similar event the Board considers relevant which may unduly affect the calculation of the performance targets set out in paragraphs 3 to 6, the Board may make such adjustments to the terms of this Performance Condition as it determines appropriate to reflect such event with the intention of ensuring that this Performance Condition continues to assess the performance of the Company on a consistent basis over the Performance Period. b. This Performance Condition may be amended in accordance with Rule 5.4 of the Plan. British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 43 General 10. References in this Schedule 1B to a paragraph are to a paragraph of this Schedule 1B.

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 44 SCHEDULE 1C PERFORMANCE CONDITION APPLICABLE TO AWARDS GRANTED IN 2022 and 2023 TO PARTICIPANTS OTHER THAN EXECUTIVE DIRECTORS 1. Subject to the Rules, the extent to which the Shares in respect of which an Award is granted (the "Award Shares") may vest shall be determined: a. as to 15% of the Award Shares, by reference to the performance target based on Group Net Turnover specified in paragraph 3 below; b. as to 15% of the Award Shares, by reference to the performance target based on New Categories Net Turnover specified in paragraph 4 below; c. as to 30% of the Award Shares, by reference to the performance target based on Earnings per Share specified in paragraph 5 below is satisfied d. as to 20% of the Award Shares, by reference to the performance target based on the Operating Cash Flow Conversion Ratio specified in paragraph 6 below; e. as to 20% of the Award Shares, by reference to the performance target based on Total Shareholder Return specified in paragraph 7 below; and 2. The Performance Period for: a. Awards granted in 2022 shall commence on 1 January 2022 and end on 31 December 2024; and b. Awards granted in 2023 shall commence on 1 January 2023 and end on 31 December 2025. 3. Net Turnover Target a. The performance target in this paragraph 3 (the "NTO Target") operates by calculating the compound annual growth in the Net Turnover of the Company, measured at constant rates of exchange on an organic basis. b. The percentage of the Award Shares which may vest pursuant to this NTO Target depends upon the compound annual growth in Net Turnover over the Performance Period as follows: Compound annual growth of Net Turnover over the Performance Period % of the Award Shares which vest pursuant to this NTO Target 5% pa or greater 15% Between 5% pa and 3% pa Pro-rata between 15% and 3% 3% pa 3% Less than 3% pa 0% provided that, notwithstanding above, but subject to the Rules, no Award Shares shall vest pursuant to this NTO Target unless the three-year constant currency compound annual growth rate of underlying adjusted operating profit exceeds the compound annual growth rate of the threshold performance level for underlying adjusted operating profit, as defined annually in the International Executive Incentive Scheme (as approved by the Board). British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 45 c. For the purposes of this NTO Target, compound annual growth of Net Turnover (expressed as a percentage) is calculated as follows: Where: NTO0 = Net Turnover in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and NTO3 = Net Turnover in the final Financial Year of the Performance Period (being "Year 3"), measured at constant rates of exchange, for which purpose the value of NTO0 and NTO3 shall be taken as index values, with the value for NTO0 being the base index value (representing Net Turnover in Year 0), with the purpose of such index being to reflect changes over the Performance Period in Net Turnover of the Company as measured on a constant currency basis, and NTO3 being taken as the value of such index for Year 3, and where the values for NTO3 and/or NTO0 shall be adjusted in such manner as is determined by the Board to exclude any Net Turnover attributable to any business acquired or disposed of during the Performance Period or otherwise with the intention that the growth in Net Turnover is assessed by reference to organic growth. 4. New Categories Net Turnover Target a. The performance target in this paragraph 4 (the "NC NTO Target") operates by calculating the compound annual growth in the New Categories Net Turnover of the Company, measured at constant rates of exchange on an organic basis. b. The percentage of the Award Shares which may vest pursuant to this NC NTO Target depends upon the compound annual growth in New Categories Net Turnover over the Performance Period as follows: Compound annual growth of Net Turnover over the Performance Period % of the Award Shares which vest pursuant to this NTO Target 30% pa or greater 15% Between 30% pa and 20% pa Pro-rata between 15% and 3% 20% pa 3% Less than 20% pa 0% c. For the purposes of this NC NTO Target, compound annual growth of New Categories Net Turnover (expressed as a percentage) is calculated as follows: [ { ( NTO3 ) ^ 1/3 } - 1 ] X 100 NTO0 [ { ( NC NTO3 ) ^ 1/3 } - 1 ] X 100 NC NTO0

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 46 Where: NC NTO0 = New Categories Net Turnover in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and NC NTO3 = New Categories Net Turnover in the final Financial Year of the Performance Period (being "Year 3"), measured at constant rates of exchange, for which purpose the value of NC NTO0 and NC NTO3 shall be taken as index values, with the value for NC NTO0 being the base index value (representing New Categories Net Turnover in Year 0), with the purpose of such index being to reflect changes over the Performance Period in New Categories Net Turnover of the Company as measured on a constant currency basis, and NC NTO3 being taken as the value of such index for Year 3, and where the values for NC NTO3 and/or NC NTO0 may be adjusted in such manner as is determined by the Board to exclude any New Categories Net Turnover attributable to any business acquired or disposed of during the Performance Period or otherwise with the intention that the growth in New Categories Net Turnover is assessed by reference to organic growth. 5. Earnings per Share a. The performance target in this paragraph 5 (the "EPS Target") shall consist of two equal, independent elements such that the number of Award Shares which vest pursuant to this EPS Target shall be the aggregate of the number of Award Shares which vest pursuant to each element. b. Each element of the EPS Target operates by calculating the compound annual growth in adjusted diluted earnings per share (unless the Board determines that an alternative definition of earnings per share is more appropriate) for the Company, in the case of the first element measured at current rates of exchange, and in the case of the second element measured at constant rates of exchange. EPS Target: current rates of exchange c. The percentage of the Award Shares which may vest pursuant to this element of the EPS Target depends upon the compound annual growth in adjusted diluted earnings per share over the Performance Period, measured at current rates of exchange, as follows: Compound annual growth rate in adjusted diluted EPS (measured at current rates of exchange) over the Performance Period % of the Award Shares which vest pursuant to this element of the EPS Target 10% pa or greater 15% Between 10% pa and 5% pa Pro-rata between 15% and 3% 5% pa 3% Less than 5% pa 0% EPS Target: constant rates of exchange d. The percentage of the Award Shares which may vest pursuant to this element of the EPS Target depends upon the compound annual growth in adjusted diluted earnings British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 47 per share over the Performance Period, measured at constant rates of exchange, as follows: Compound annual growth rate in adjusted diluted EPS (measured at constant rates of exchange) over the Performance Period % of the Award Shares which vest pursuant to this element of the EPS Target 10% pa or greater 15% Between 10% pa and 5% pa Pro-rata between 15% and 3% 5% pa 3% Less than 5% pa 0% e. For the purposes of paragraphs 5.c and 5.d above, compound annual growth in adjusted diluted earnings per share over the Performance Period (expressed as a percentage) is calculated as follows: Where: E0 = adjusted diluted earnings per share of the Company in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and E3 = adjusted diluted earnings per share of the Company in the final Financial Year of the Performance Period (being "Year 3"), measured at: i. current rates of exchange for the purposes of paragraph 5.c; and ii. constant rates of exchange for the purposes of paragraph 5.d, for which purpose the value of E0 and E3 shall be taken as index values, with the value for E0 being the base index value (representing adjusted diluted earnings per share in Year 0), with the purpose of such index being to reflect changes over the Performance Period in adjusted diluted earnings per share of the Company as measured on a constant currency basis, and E3 being taken as the value of such index for Year 3, and in either case provided that if the Board determines that a measurement of earnings per share other than adjusted diluted earnings per share is more appropriate the calculation shall be on that other basis and this paragraph 5 shall apply accordingly). [ { ( E3 ) ^ 1/3 } - 1 ] × 100 E0

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 48 6. Operating Cash Flow Conversion Ratio Target a. The percentage of the Award Shares which may vest pursuant to the performance target in this paragraph 6 (the "Operating Cash Flow Conversion Ratio Target") depends upon the Company's average Operating Cash Flow as a percentage of Adjusted Operating Profit over the Performance Period: Average Operating Cash Flow Conversion Ratio over the Performance Period % of the Award Shares which vest pursuant to the Operating Cash Flow Conversion Ratio Target 95% or above 20% Between 95% and 85% Pro-rata between 20% and 4% 85% 4% Less than 85% of Adjusted Operating Profit 0% b. For the purpose of this Operating Cash Flow Conversion Ratio Target: i. the "Average Operating Cash Flow Conversion Ratio" is the aggregate of the Operating Cash Flow Conversion Ratios for each Financial Year in the Performance Period, divided by the number of Financial Years in the Performance Period; and ii. the "Operating Cash Flow Conversion Ratio" for a Financial Year (expressed as a percentage) is calculated as follows: Where: "Operating Cash Flow" in respect of a Financial Year is the adjusted profit from operations (excluding associates) plus depreciation, amortisation and impairment, plus other non-cash items, less the increase / (decrease) in working capital, less net capital expenditure, in each case for such Financial Year. All of these items are excluding costs and movements relating to restructuring and integration in the Financial Year; and "Adjusted Operating Profit" in respect of a Financial Year is derived by excluding the adjusting items from the profit from operations for such Financial Year. Adjusting items include restructuring and integration costs, amortisation and impairment of trademarks and similar intangibles, a gain on deemed partial disposal of a trademark and a payment and release of a provision relating to non-tobacco litigation. For the purpose of this Operating Cash Flow Conversion Ratio Target, Operating Cash Flow and Adjusted Operating Profit are calculated at current rates of exchange, unless the Board determines otherwise. 7. TSR Target a. The percentage of the Award Shares which may vest pursuant to the performance target in this paragraph 7 (the "TSR Target") depends upon the Company's Total Shareholder Return over the Performance Period relative to the Total Shareholder Return of the Comparator Group: ( Operating Cash Flow ) × 100 Adjusted Operating Profit British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 49 Ranked position of the Company's TSR against the relevant comparator companies % of the Award Shares which vest pursuant to this TSR Target Upper quartile or above 20% Between upper quartile and median Pro-rata between 20% and 4% Median 4% Below median 0% b. For the purpose of this TSR Target: i. The Comparator Group shall comprise the following companies: Altria Group PepsiCo Inc Anheuser-Busch InBev Pernod Ricard Carlsberg A/S Philip Morris International Coca Cola Procter & Gamble Diageo Reckitt Benckiser Heineken Unilever Imperial Brands Japan Tobacco ii. The Total Shareholder Return of the Company and each of the relevant comparator companies over the relevant Performance Period (expressed as a percentage) shall be computed as follows: Where: TSR0 = the average return index of the relevant companies as calculated by Datastream (or other such data provider as determined by the Board) (excluding Saturdays and Sundays) in the three months preceding the beginning of the Performance Period; and TSR3 = the average return index (calculated in the same manner as for TSR0) in the 3 months preceding the end of the Performance Period. iii. Unless the Board determines otherwise, the Total Shareholder Return for the Company and each of the relevant comparator companies shall be calculated on a local currency basis. iv. The Company and the companies in the Comparator Group shall be ranked by the resulting Total Shareholder Return figures, with the company with the highest figure having the highest ranking, and median and upper quartile performance shall be determined on such basis as the Board, acting reasonably, may specify from time to time. [ { ( TSR3 ) ^ 1/3 } - 1 ] × 100 TSR0

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 50 8. Exchange rates In this Schedule: "current rates of exchange" means exchange rates applied for each year relevant to a given calculation based on the average exchange rate in that year; and "constant rates of exchange" means exchange rates applied based on a re-translation, at prior year exchange rates, of the current year information, in order that the same exchange rates are applied for each year relevant to a given calculation. 9. Adjustment to vesting outcome a. After the performance targets in paragraphs 3 to 7 have been assessed, the Board may make such adjustment to the percentage of Shares of the Award Shares that vest pursuant to one or more of such performance targets to ensure a fair result for both the Participants and shareholders. b. An adjustment pursuant to this paragraph 9 may be either positive (but, for the avoidance of doubt, not so that the percentage of the Award Shares which vests pursuant to any one of the performance targets in paragraphs 3 to 7 exceeds the maximum percentage of the Award Shares which may vest pursuant to that performance target, as set out in paragraph 1) or negative (including reducing the percentage of Awards Shares which vest to nil). For the avoidance of doubt, where the Board makes any adjustment pursuant to this paragraph 9 the percentage of Award Shares to be transferred shall be the percentage as adjusted by the Board notwithstanding the outcome of the performance targets as set out in paragraphs 3 to 7. c. For the avoidance of doubt, vesting outcomes are subject to any forfeiture or reduction of Awards pursuant to Rule 15 (Claw-back). 10. Adjustments to performance targets a. In the event of: i. a change to the accounting standards of the Company or similar event; ii. any events which affect any of the companies comprised in the Comparator Group (such as a merger or de-listing); iii. any variation of capital of the Company or a demerger, delisting, special dividend, rights issue or other event which may, in the opinion of the Board, affect the current or future value of the Company's shares; or iv. any other similar event the Board considers relevant which may unduly affect the calculation of the performance targets set out in paragraphs 3 to 7, the Board may make such adjustments to the terms of this Performance Condition as it determines appropriate to reflect such event with the intention of ensuring that this Performance Condition continues to assess the performance of the Company on a consistent basis over the Performance Period. b. This Performance Condition may be amended in accordance with Rule 5.4 of the Plan. General 11. References in this Schedule 1C to a paragraph are to a paragraph of this Schedule 1C. British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 51 SCHEDULE 1D PERFORMANCE CONDITION APPLICABLE TO AWARDS GRANTED IN 2022 and 2023 FOR EXECUTIVE DIRECTORS OF THE COMPANY 1. Subject to the Rules, the extent to which the Shares in respect of which an Award is granted (the "Award Shares") may vest shall be determined: a. as to 15% of the Award Shares, by reference to the performance target based on Group Net Turnover specified in paragraph 3 below; b. as to 15% of the Award Shares, by reference to the performance target based on New Categories Net Turnover specified in paragraph 4 below; c. as to 30% of the Award Shares, by reference to the performance target based on Earnings per Share specified in paragraph 5 below is satisfied d. as to 20% of the Award Shares, by reference to the performance target based on the Operating Cash Flow Conversion Ratio specified in paragraph 6 below; e. as to 20% of the Award Shares, by reference to the performance target based on Total Shareholder Return specified in paragraph 7 below; and 2. The Performance Period for: a. Awards granted in 2022 shall commence on 1 January 2022 and end on 31 December 2024; and b. Awards granted in 2023 shall commence on 1 January 2023 and end on 31 December 2025. 3. Net Turnover Target a. The performance target in this paragraph 3 (the "NTO Target") operates by calculating the compound annual growth in the Net Turnover of the Company, measured at constant rates of exchange on an organic basis. b. The percentage of the Award Shares which may vest pursuant to this NTO Target depends upon the compound annual growth in Net Turnover over the Performance Period as follows: Compound annual growth of Net Turnover over the Performance Period % of the Award Shares which vest pursuant to this NTO Target 5% pa or greater 15% Between 5% pa and 3% pa Pro-rata between 15% and 2.25% 3% pa 2.25% Less than 3% pa 0% provided that, notwithstanding above, but subject to the Rules, no Award Shares shall vest pursuant to this NTO Target unless the three-year constant currency compound annual growth rate of underlying adjusted operating profit exceeds the compound annual growth rate of the threshold performance level for underlying adjusted operating profit, as defined annually in the International Executive Incentive Scheme (as approved by the Board).

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 52 c. For the purposes of this NTO Target, compound annual growth of Net Turnover (expressed as a percentage) is calculated as follows: Where: NTO0 = Net Turnover in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and NTO3 = Net Turnover in the final Financial Year of the Performance Period (being "Year 3"), measured at constant rates of exchange, for which purpose the value of NTO0 and NTO3 shall be taken as index values, with the value for NTO0 being the base index value (representing Net Turnover in Year 0), with the purpose of such index being to reflect changes over the Performance Period in Net Turnover of the Company as measured on a constant currency basis, and NTO3 being taken as the value of such index for Year 3, and where the values for NTO3 and/or NTO0 shall be adjusted in such manner as is determined by the Board to exclude any Net Turnover attributable to any business acquired or disposed of during the Performance Period or otherwise with the intention that the growth in Net Turnover is assessed by reference to organic growth. 4. New Categories Net Turnover Target a. The performance target in this paragraph 4 (the "NC NTO Target") operates by calculating the compound annual growth in the New Categories Net Turnover of the Company, measured at constant rates of exchange on an organic basis. b. The percentage of the Award Shares which may vest pursuant to this NC NTO Target depends upon the compound annual growth in New Categories Net Turnover over the Performance Period as follows: Compound annual growth of Net Turnover over the Performance Period % of the Award Shares which vest pursuant to this NTO Target 30% pa or greater 15% Between 30% pa and 20% pa Pro-rata between 15% and 2.25% 20% pa 2.25% Less than 20% pa 0% c. For the purposes of this NC NTO Target, compound annual growth of New Categories Net Turnover (expressed as a percentage) is calculated as follows: Where: NC NTO0 = New Categories Net Turnover in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and [ { ( NTO3 ) ^ 1/3 } - 1 ] X 100 NTO0 [ { ( NC NTO3 ) ^ 1/3 } - 1 ] X 100 NC NTO0 British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 53 NC NTO3 = New Categories Net Turnover in the final Financial Year of the Performance Period (being "Year 3"), measured at constant rates of exchange, for which purpose the value of NC NTO0 and NC NTO3 shall be taken as index values, with the value for NC NTO0 being the base index value (representing New Categories Net Turnover in Year 0), with the purpose of such index being to reflect changes over the Performance Period in New Categories Net Turnover of the Company as measured on a constant currency basis, and NC NTO3 being taken as the value of such index for Year 3, and where the values for NC NTO3 and/or NC NTO0 may be adjusted in such manner as is determined by the Board to exclude any New Categories Net Turnover attributable to any business acquired or disposed of during the Performance Period or otherwise with the intention that the growth in New Categories Net Turnover is assessed by reference to organic growth. 5. Earnings per Share a. The performance target in this paragraph 5 (the "EPS Target") shall consist of two equal, independent elements such that the number of Award Shares which vest pursuant to this EPS Target shall be the aggregate of the number of Award Shares which vest pursuant to each element. b. Each element of the EPS Target operates by calculating the compound annual growth in adjusted diluted earnings per share (unless the Board determines that an alternative definition of earnings per share is more appropriate) for the Company, in the case of the first element measured at current rates of exchange, and in the case of the second element measured at constant rates of exchange. EPS Target: current rates of exchange c. The percentage of the Award Shares which may vest pursuant to this element of the EPS Target depends upon the compound annual growth in adjusted diluted earnings per share over the Performance Period, measured at current rates of exchange, as follows: Compound annual growth rate in adjusted diluted EPS (measured at current rates of exchange) over the Performance Period % of the Award Shares which vest pursuant to this element of the EPS Target 10% pa or greater 15% Between 10% pa and 5% pa Pro-rata between 15% and 2.25% 5% pa 2.25% Less than 5% pa 0% EPS Target: constant rates of exchange d. The percentage of the Award Shares which may vest pursuant to this element of the EPS Target depends upon the compound annual growth in adjusted diluted earnings per share over the Performance Period, measured at constant rates of exchange, as follows:

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 54 Compound annual growth rate in adjusted diluted EPS (measured at constant rates of exchange) over the Performance Period % of the Award Shares which vest pursuant to this element of the EPS Target 10% pa or greater 15% Between 10% pa and 5% pa Pro-rata between 15% and 2.25% 5% pa 2.25% Less than 5% pa 0% e. For the purposes of paragraphs 5.c and 5.d above, compound annual growth in adjusted diluted earnings per share over the Performance Period (expressed as a percentage) is calculated as follows: Where: E0 = adjusted diluted earnings per share of the Company in the Financial Year immediately preceding the Financial Year in which the Performance Period begins (being "Year 0"); and E3 = adjusted diluted earnings per share of the Company in the final Financial Year of the Performance Period (being "Year 3"), measured at: i. current rates of exchange for the purposes of paragraph 5.c; and ii. constant rates of exchange for the purposes of paragraph 5.d, for which purpose the value of E0 and E3 shall be taken as index values, with the value for E0 being the base index value (representing adjusted diluted earnings per share in Year 0), with the purpose of such index being to reflect changes over the Performance Period in adjusted diluted earnings per share of the Company as measured on a constant currency basis, and E3 being taken as the value of such index for Year 3, and in either case provided that if the Board determines that a measurement of earnings per share other than adjusted diluted earnings per share is more appropriate the calculation shall be on that other basis and this paragraph 5 shall apply accordingly). 6. Operating Cash Flow Conversion Ratio Target a. The percentage of the Award Shares which may vest pursuant to the performance target in this paragraph 6 (the "Operating Cash Flow Conversion Ratio Target") depends upon the Company's average Operating Cash Flow as a percentage of Adjusted Operating Profit over the Performance Period: Average Operating Cash Flow Conversion Ratio over the Performance Period % of the Award Shares which vest pursuant to the Operating Cash Flow Conversion Ratio Target 95% or above 20% [ { ( E3 ) ^ 1/3 } - 1 ] × 100 E0 British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 55 Between 95% and 85% Pro-rata between 20% and 3% 85% 3% Less than 85% of Adjusted Operating Profit 0% b. For the purpose of this Operating Cash Flow Conversion Ratio Target: i. the "Average Operating Cash Flow Conversion Ratio" is the aggregate of the Operating Cash Flow Conversion Ratios for each Financial Year in the Performance Period, divided by the number of Financial Years in the Performance Period; and ii. the "Operating Cash Flow Conversion Ratio" for a Financial Year (expressed as a percentage) is calculated as follows: Where: "Operating Cash Flow" in respect of a Financial Year is the adjusted profit from operations (excluding associates) plus depreciation, amortisation and impairment, plus other non-cash items, less the increase / (decrease) in working capital, less net capital expenditure, in each case for such Financial Year. All of these items are excluding costs and movements relating to restructuring and integration in the Financial Year; and "Adjusted Operating Profit" in respect of a Financial Year is derived by excluding the adjusting items from the profit from operations for such Financial Year. Adjusting items include restructuring and integration costs, amortisation and impairment of trademarks and similar intangibles, a gain on deemed partial disposal of a trademark and a payment and release of a provision relating to non-tobacco litigation. For the purpose of this Operating Cash Flow Conversion Ratio Target, Operating Cash Flow and Adjusted Operating Profit are calculated at current rates of exchange, unless the Board determines otherwise. 7. TSR Target a. The percentage of the Award Shares which may vest pursuant to the performance target in this paragraph 7 (the "TSR Target") depends upon the Company's Total Shareholder Return over the Performance Period relative to the Total Shareholder Return of the Comparator Group: Ranked position of the Company's TSR against the relevant comparator companies % of the Award Shares which vest pursuant to this TSR Target Upper quartile or above 20% Between upper quartile and median Pro-rata between 20% and 3% Median 3% Below median 0% ( Operating Cash Flow ) × 100 Adjusted Operating Profit

British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 56 b. For the purpose of this TSR Target: i. The Comparator Group shall comprise the following companies: Altria Group PepsiCo Inc Anheuser-Busch InBev Pernod Ricard Carlsberg A/S Philip Morris International Coca Cola Procter & Gamble Diageo Reckitt Benckiser Heineken Unilever Imperial Brands Japan Tobacco ii. The Total Shareholder Return of the Company and each of the relevant comparator companies over the relevant Performance Period (expressed as a percentage) shall be computed as follows: Where: TSR0 = the average return index of the relevant companies as calculated by Datastream (or other such data provider as determined by the Board) (excluding Saturdays and Sundays) in the three months preceding the beginning of the Performance Period; and TSR3 = the average return index (calculated in the same manner as for TSR0) in the 3 months preceding the end of the Performance Period. iii. Unless the Board determines otherwise, the Total Shareholder Return for the Company and each of the relevant comparator companies shall be calculated on a local currency basis. iv. The Company and the companies in the Comparator Group shall be ranked by the resulting Total Shareholder Return figures, with the company with the highest figure having the highest ranking, and median and upper quartile performance shall be determined on such basis as the Board, acting reasonably, may specify from time to time. 8. Exchange rates In this Schedule: "current rates of exchange" means exchange rates applied for each year relevant to a given calculation based on the average exchange rate in that year; and "constant rates of exchange" means exchange rates applied based on a re-translation, at prior year exchange rates, of the current year information, in order that the same exchange rates are applied for each year relevant to a given calculation. 9. Adjustment to vesting outcome a. After the performance targets in paragraphs 3 to 7 have been assessed, the Board may make such adjustment to the percentage of Shares of the Award Shares that vest [ { ( TSR3 ) ^ 1/3 } - 1 ] × 100 TSR0 British American Tobacco 2016 Long Term Incentive Plan Performance Condition 10/46973465_30 57 pursuant to one or more of such performance targets to ensure a fair result for both the Participants and shareholders. b. An adjustment pursuant to this paragraph 9 may be either positive (but, for the avoidance of doubt, not so that the percentage of the Award Shares which vests pursuant to any one of the performance targets in paragraphs 3 to 7 exceeds the maximum percentage of the Award Shares which may vest pursuant to that performance target, as set out in paragraph 1) or negative (including reducing the percentage of Awards Shares which vest to nil). For the avoidance of doubt, where the Board makes any adjustment pursuant to this paragraph 9 the percentage of Award Shares to be transferred shall be the percentage as adjusted by the Board notwithstanding the outcome of the performance targets as set out in paragraphs 3 to 7. c. For the avoidance of doubt, vesting outcomes are subject to any forfeiture or reduction of Awards pursuant to Rule 15 (Claw-back). 10. Adjustments to performance targets a. In the event of: i. a change to the accounting standards of the Company or similar event; ii. any events which affect any of the companies comprised in the Comparator Group (such as a merger or de-listing); iii. any variation of capital of the Company or a demerger, delisting, special dividend, rights issue or other event which may, in the opinion of the Board, affect the current or future value of the Company's shares; or iv. any other similar event the Board considers relevant which may unduly affect the calculation of the performance targets set out in paragraphs 3 to 7, the Board may make such adjustments to the terms of this Performance Condition as it determines appropriate to reflect such event with the intention of ensuring that this Performance Condition continues to assess the performance of the Company on a consistent basis over the Performance Period. b. This Performance Condition may be amended in accordance with Rule 5.4 of the Plan. General 11. References in this Schedule 1D to a paragraph are to a paragraph of this Schedule 1D.